united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Income Fund
(IIXAX, IIXCX, IIXIX)
Catalyst/MAP Global Balanced Fund
(TRXAX, TRXCX, TRXIX)
Catalyst/Princeton Floating Rate Income Fund
(CFRAX, CFRCX, CFRIX)
Catalyst/Princeton Unconstrained Hedged Income Fund
(HIFAX, HIFCX, HIFIX)
Catalyst/SMH High Income Fund
(HIIFX, HIICX, HIIIX)
Catalyst/SMH Total Return Income Fund
(TRIFX, TRICX, TRIIX)
Catalyst/Stone Beach Income Opportunity Fund
(IOXAX, IOXCX, IOXIX)

June 30, 2017

Mutual Fund Series Trust

CATALYST FUNDS

ANNUAL REPORT

TABLE OF CONTENTS

Shareholder Letters and Investment Review	Page 1

Portfolios of Investments	Page 37

Statements of Assets and Liabilities	Page 53

Statements of Operations	Page 55

Statements of Changes in Net Assets	Page 57

Financial Highlights	Page 60

Notes to Financial Statements	Page 74

Report of Independent Registered Public Accounting Firm	Page 87

Supplemental Information	Page 88

Expense Example	Page 99

Privacy Notice	Page 100

June 30, 2017

Catalyst Insider Income Fund (IIXAX, IIXCX, IIXIX)

Dear Fellow Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research indicates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy. Since inception, the Fund has not held any bonds that have defaulted.

Investment Strategy

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying activity for its investment decisions. Our historical research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can substantially reduce the likelihood of default and bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of their company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy or defaulting on their bonds. We seek to hold a portfolio of approximately 20 bonds with average effective maturity less than 4 years, average modified duration less than 3.5 and average credit quality of BBB or higher, and we seek to hold the bonds until maturity unless significant insider selling occurs.

Fund Performance

Although the Fund’s portfolio has an average credit quality of BBB or higher, the Fund allocates a portion of its assets to high yield bonds. The rationale is that corporate insider activity provides additional insight into the likelihood of default beyond credit ratings, providing the Fund with the potential to capture more yield without taking what we believe to be additional credit risk. During the trailing year, high yield bonds performed strongly and the Fund benefitted from the price appreciation of the high yield component of the portfolio. As a result, the Fund (IIXIX) significantly outperformed its Barclays U.S. Aggregate Bond Index (1) benchmark by 394 bps.

The Fund has underperformed its benchmarks since inception. As discussed in our previous shareholder letters, there was a period of significant underperformance during the first few days of the Fund when there were no outside investors. During this initial period, the Fund experienced a drawdown as a result of 1) losses on the bid/ask spread from putting an entire portfolio of short-term bonds in place with limited assets and 2) artificial leverage from a fund accounting perspective as a result of timing when the initial investments were included in the net asset value of the Fund. These initial factors had no impact on outside investors and are not expected to have an impact going forward.

The Fund’s total returns for the fiscal year through 06/30/17 and since inception through 06/30/17 as compared to the Barclays U.S. Aggregate Bond Index were as follows:

	Fiscal Year	Since Inception
	(06/30/17)	(07/29/14)(2)
	(Unaudited)	(Unaudited)
Class A	3.29%	-0.55%
Class A with Sales Charge	-2.67%	-2.20%
Class C	2.45%	-1.28%
Class I	3.52%	-0.31%
Barclays U.S. Aggregate Bond Index (1)	-0.31%	2.49%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

Summary

The Fund holds a relatively concentrated portfolio of short-term bonds of companies experiencing significant insider buying activity. Our historical research demonstrates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will allow the Fund to outperform the broad market bond indexes over time with limited credit risk and interest rate risk. Taking into consideration the circumstances of implementing the initial portfolio, we are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Barclays U.S. Aggregate Bond Index.

(2)	Since inception returns assume inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4672-NLD-7/27/2017

Catalyst Insider Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	3.29%	-0.55%
Class A with load	-2.67%	-2.20%
Class C	2.45%	-1.28%
Class I	3.52%	-0.31%
Bloomberg Barclays U.S. Aggregate Bond Index(a)	-0.31%	2.49%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 7.89% for Class A, 8.64% for Class C and 7.64% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Barclays U.S. Aggregate Bond Index, is made up of the Bloomberg Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Investment Companies	13.6%
Oil & Gas	11.3%
Diversified Financial Services	9.2%
Retail	8.0%
Pharmaceuticals	6.8%
Office/Business Equipment	6.1%
Biotechnology	4.1%
Commercial Services	4.0%
Mining	4.0%
REITS	3.8%
Other/Cash & Equivalents	29.1%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/MAP Global Balanced Fund (TRXAX, TRXCX, TRXIX)

Dear Fellow Shareholders:

The Catalyst/MAP Global Balanced Fund’s (the “Fund”) total returns for the periods since inception through 06/30/17 as compared to the MSCI All Country World Stock Index (1) were as follows:

	Fiscal Year Ended	Since Inception
Fund vs Index Performance	(06/30/17)	(7/29/2011-06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A without sales charge	8.82%	6.21%
Class A with sales charge	2.53%	5.15%
Class C	7.93%	5.41%
Class I (Inception Date – 6/6/14)	9.05%	3.37%
50% MSCI AWCI/50% ML A-AAA 1-3yr US Corp.	9.59%	5.23%
MSCI All Country World Stock Index[1]	19.42%	8.49%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

As of June 30, 2017, the Fund’s top five holdings were as follows (unaudited):

% of Total
Fund’s Top 5 Holdings	Assets
Cash	9.59%
Bob Evans Farms	4.03%
Vodafone Group PLC - SP ADR	3.49%
Wendy’s Company (The)	3.43%
Johnson & Johnson	3.39%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2017. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2017 the portfolio was allocated in the following fashion (unaudited).

Sector Allocation	% of Portfolio
Consumer Staples	20.2%
Consumer Disc.	17.5%
Financials	3.7%
Materials	8.0%
Telecom	9.6%
Information Technology	10.3%
Healthcare	8.9%
Industrial	6.5%
Energy	5.7%
Cash and Equivalents	9.6%
Total	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2017.

As we have discussed in previous letters, historically, the U.S. economy grows 4 – 5% exiting a recession. Since the current recovery began in the third quarter of 2009, the U.S. economy has averaged a paltry 2.14% growth, making it the most anemic economic recovery in the country’s history. Furthermore, first quarter 2017 GDP came in at a revised annual clip of just 1.4%. Such anemic growth, combined with recently softening auto sales, declining oil prices, and weakening economic data from the likes of China hardly portray a picture of strength. Yet, the US Federal Reserve remains determined to follow through on their agenda to push rates higher. Despite their determination, it appears as though the bond market is questioning the Fed’s read on the economy, as are we. The yield curve has been flattening despite three rate hikes in the past six months. Traditionally, this has been an indicator of a slowing economy.

Stock market valuations have expanded on expectations that lower taxes and fewer regulations will boost corporate earnings. Going forward, while we predict rates will increase gradually; we do not expect rates to roar higher as the current tepid global economic growth environment simply does not support substantially higher interest rates. Additionally, we believe the Fed has overestimated the inflationary environment in their rate assumptions, as we do not see signs of rampant inflation in the marketplace. Specifically, recent competitive actions in the retail space, as well as increasing supplies of oil, have led to somewhat of a disinflationary environment. Further, one of the primary economic challenges facing the U.S. in particular, as well as many other developed countries, is the structural shift toward lower paying jobs. We believe this shift is at least partly responsible for the declining US Labor Force Participation Rate, which has retraced back to levels not seen since the late 1970s. Additionally, we believe it constrains many consumers’ discretionary income. Furthermore, the rampant adoption of technology, while improving efficiency, has significantly impacted total employment. We anticipate the rate of adoption of these technologies in the workplace will only accelerate into the future.

Over recent years, many investors have embraced passive investing. We believe the move toward indexing will come back to haunt many investors during the next market correction. Unlike purposeful active investing, indexing does not discriminate between good and bad stocks. As much as this strategy seemingly works in rising markets, many indexers, who have become complacent in the bull market of the last 10 years, will be disappointed during the next market correction. With the rise in the equity markets, valuations have become stretched and finding investable value stocks has become a less obvious task than it was a few years ago.

With that being said, we believe value can still be found in specific geographies and in select names. In particular, we continue to find opportunities in Europe. Recent economic data suggests that the European economic landscape is improving, and we believe ultimately this factor should lead to better corporate earnings. Given our cautious view on the macro economy, we remain overweight those sectors of the stock market that are not directly tied to a strong economy (i.e. Consumer Staples). Absent from our portfolios are U.S. financials. Despite experiencing robust performance in the back half of 2016, financials have lagged the broader market in 2017, despite more than favorable Stress Test outcomes coupled with significant dividend and share buyback announcements. Without subsequent rate rises and anticipated regulatory changes, we believe it will be difficult for the sector to have significant further advances. In the end, after 7.5 years of one of the feeblest recoveries in history, we believe now is not the time to get excited about strong economic growth and have positioned our portfolio accordingly. We continue searching for new investment ideas, anywhere they may appear; however, we will always carefully weigh the risks as well as the rewards before investing clients’ capital.

We remain significantly underweight the emerging markets (EM). We believe China will continue to devalue their currency, which in turn will pressure other EM currencies. As such, our EM exposure is well below benchmark as well as our historic norms. Once we have confidence in the EM currencies, we will increase our exposure to those markets; in the interim, however, our U.S. weighting remains above targeted levels.

For the Global Balanced Fund, we continue to keep our fixed income maturities relatively short (with a weighted average maturity of approximately one year). Furthermore, we do not carry any maturities greater than 3 years. Given our expectations for modest rate rises, we do not believe now is the time to have longer dated maturities in the portfolios.

During the year, we added names such as Asaleo Care LTD and Symantec, as we believed they represented an attractive value proposition. During the year we sold Groupe Bruxelles Lambert SA and Bangkok Expressway and Metro plc as the shares appreciated to the point where valuations were becoming too rich for our liking. BP, plc, Potash, Ford Motor Company, and C&C Group and were sold, as fundamentals deteriorated due to competitive factors.

Rest assured that we work diligently every day in an attempt to generate the best risk adjusted returns possible.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Total Return Income Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4698-NLD-8/1/2017

Catalyst/MAP Global Balanced Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	8.82%	3.00%	7.00%	6.21%
Class A with load	2.53%	0.98%	5.74%	5.15%
Class C	8.03%	2.24%	6.21%	5.41%
Class I	9.15%	3.28%	N/A	3.37%
MSCI All Country World Stock Index Net(a)	19.42%	5.39%	11.14%	8.49%
50% MSCI AWCI/50% ML A-AAA 1-3yr US Corp.(b)	9.59%	3.01%	5.79%	5.23%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.84% for Class A, 2.59% for Class C, and 1.59% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The“MSCI All Country World Stock Index” is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

(b)	The “50% MSCI AWCI/50% ML A-AAA 1-3yr US Corp.” is made up of two indices; Merrill Lynch U.S. Corporate & Government 1-3 Yrs, and MSCI AC World Index. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Telecommunications	13.0%
Food	11.0%
Pharmaceuticals	8.9%
Agriculture	5.8%
Retail	5.6%
Oil & Gas	4.7%
Beverages	4.0%
Iron/Steel	3.6%
Media	3.2%
Environmental Control	2.7%
Other/Cash & Equivalents	37.5%
100.0%

^ Does not include derivatives in which the Fund invests

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/Princeton Floating Rate Income Fund (CFRAX, CFRCX, CFRIX)

Dear Fellow Shareholders:

The bank loan market performed better than expected over the past 12 months. The markets that struggled in the early parts of 2016 reversed course during the 2nd Half of 2016 and first half of 2017. Fears of a U.S. recession faded and oil prices found a floor around $40 USD. The fear of massive spikes in default rates also did not materialize and the continued low interest rates fueled stronger demand for credit. With little to no growth in the U.S. we expect the demand for credit to remain robust even though spreads across credit continue to grind tighter. The Federal Reserve has raised interest rates 3 times (25pbs each) since June of 2016 and we expect at least one more hike during 2017. Regardless we believe intermediate and long-term yields are likely to be range-bound over the next 3-6 months for a few reasons:

First, given another round of benign inflation data, inflation expectations are unlikely to move higher over the near term. This is meaningful for long-term yields, because the sensitivity of Treasury yields to inflation expectations is near its highest level of the past decade.

Second, the prospects of balance sheet normalization and ECB tapering are likely to drive intermediate yields higher into the fall, but we think this should not occur until closer to the expected policy announcements in September.

Third, while investor positions are modestly long, they are not indicating risks of an imminent move to higher yields. With long-term Treasuries already trading cheap relative to their fundamental drivers, a change to the Fed’s reinvestment policy unlikely to occur until September 2017 (or early 2018), and position technical long, but not stretched, we think long-term yields are likely to remain range-bound along the curve.

With yields range bound, U.S. growth remaining in the 2% range for the next 12 months and lack of clarity on the global macro front, we expect the credit markets to continue to provide positive returns. In particular, we expect both bank loans and high yield asset classes to generate positive returns in the second half after a positive first half. As investors look past political headlines, the usual drivers of credit spreads — monetary policy, growth, issuance, corporate actions, ratings and defaults—should reassert themselves. In summary, this means that U.S. spreads can tighten, especially in the bank loan and HY sectors. High Yield bonds have returned +4.79% YTD and Loans have returned a +2.10% YTD. The positive performance in the first half of the year was driven by several factors:

●	We expect loans to continue its positive performance in the second half of the year as the market braces for at least one additional rate hike. The low duration and hence lower volatility of the asset class continues to be attractive to investors.

YTD Performance (Unaudited)

●	Default Rates – default activity increased for a fourth consecutive month in June, with debt totaling the second highest over the last nine months.

○	HY default rate has dropped from 4.89 set in May of 2016 to a current level of 2.02%. While Bank Loan default rate has dropped to 1.42%.

○	We continue to expect 2017 high-yield and loan default rates (including distressed exchanges) to come in at 2.0% and 1.5%, respectively. Looking beyond the remainder of this year, we recently lowered our forecast for 2018 high-yield bond and loan default rates by 100bp apiece to 2.0%, which remains below long-term averages.

●	Leveraged Loan new issuance continues to be strong and ahead of 2016.

Source: Credit Suisse, EPFR

●	Underlying corporate fundamentals continue to show improvement

○	EBITDA Margins remained strong while Leverage slightly ticked lower to 4.1x but well below peak of 5.2x in 3Q2009.

●	The Bank Loan market is considerably more insulated form commodity risk than the HY market, given the lower exposure to energy and miners. Energy loans have recovered from last year, however we continue to underweight energy and commodities until further clarity.

○	Expect default rates in energy to remain above market average.

○	Limit exposure to energy names across our Bank Loan and HY allocation.

●	CLO issuance has significantly increased during 2017 but primarily driven by refinancing of older vintage CLOs. There have been 100 new CLOs totaling $56.3bn YTD, compared with 240 refinancing/reset deals totaling $107.5bn (66% of total volume).

●	Retail loan funds reported a twelfth consecutive month of inflows in June 2017 and bringing YTD inflows to +17.2 Billion. In full-year 2016, leveraged loan funds reported a +9.2bn inflow, compared with full-year outflows totaling -$21.7bn in 2015.

Performance

Average Annualized Total Return Performance				As of June
(Unaudited)				30, 2017
				Since
Inception: 12/31/2012	1 Year	2 Year	3 Year	Inception (1)
Class A without Sales Charge	9.66%	1.19%	0.83%	3.21%
Class A with Sales Charge	4.46%	-1.22%	-0.79%	2.10%
Class C	8.88%	0.50%	0.11%	2.44%
Class I	10.05%	1.56%	1.13%	3.49%
S&P/LSTA Leverage Loan Index	6.736%	3.67%	2.53%	3.36%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Sector Allocation and Asset Selection (Unaudited)

As of June 30, 2017 the Fund had an allocation of 80% to bank loans and 20% in high yield.

Bank Loan & High Yield Split

Mark to Market
HY	20%
Loan	80%

Company	Coupon	Moody’s	S&P
First Data Corporation	L+ 2.50%	Ba3	BB
Novitex Acquisition, LLC	L+ 8.00%	B1	B
PetSmart, Inc.	L+ 4.00%	Ba3	B+
Albertson’s, LLC	L+ 2.75%	Ba2	BB
YRC Worldwide, Inc.	L+ 7.50%	Ba3	B-

Top 3 High Yield Holdings

Company	Coupon	Moody’s	S&P
Land O’Lakes, Inc.	8.00%	NR	BB
Cenveo Corp.	6.00%	B3	B-
NGL Energy Part LP/Fin Co	6.125%	B2	B+

Top 10 Industries (Unaudited)

Moody’s Issuer Industry Classification	Calculated Percent (%) of Net Assets
Technology (83)	8.82%
Technology Services (82)	7.12%
Retail (81)	5.95%
Telecommunications (84)	4.68%
Grocery (15)	4.24%
Media (74)	3.82%
Transportation Services (88)	3.76%
Services (76)	3.65%
Metals & Mining (75)	3.34%
Energy (65)	3.19%

Current outlook

As we look forward, we expect bank loans to have a positive end to 2017 due to stable underlying credit fundamentals, limited new issuance, and stability in energy prices and anticipated higher interest rates in 2018. We expect demand to increase from both institutional and retail investors as the Federal Reserve increases rates and investors seek to manage duration more effectively. We expect geopolitical volatility to continue but to have less of an impact on the U.S. economy and credit markets during the second half of the year. However, we will take advantage of any short-term weakness to add to our portfolio or rebalance existing holdings. We believe that underlying fundamentals across bank loans (and high yield) support our view on continued strong performance with support from technicals that will minimize volatility across the asset class. In addition, bank loans provide a hedge against long duration bonds and equities as interest rates increase in the coming months. Furthermore, we will continue to strategically deploy our 20% HY bucket to take advantage of strong new issuance, enhance yield and manage liquidity without the use of any leverage.

Terms:

EBITDA – (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially net income with interest, taxes, - depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

CLO Issuance – market distribution of newly originated CLOs. CLO’s (Collateralized loan obligations) are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

S&P/LSTA Leveraged Loan Index – The S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

BKLN ETF – The PowerShares Senior Loan Portfolio (Fund) (TICKER: BKLN) is based on the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Global Long-Term Rating Scale (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Long-Term Rating Scale (S&P)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

Sincerely,

Princeton Advisory Group

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4718-NLD-8/8/2017

Catalyst/Princeton Floating Rate Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Anualized	Annualized
	1 Year Return	3 Year Return	Since Inception**
Class A	9.66%	0.83%	3.21%
Class A with load	4.46%	-0.79%	2.10%
Class C	8.88%	0.11%	2.44%
Class I	10.05%	1.13%	3.49%
S&P/LSTA U.S. Leveraged Loan 100 Index(a)	6.73%	2.32%	3.36%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’ s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds are 1.77% for Class A and 2.54% for Class C, and 1.47% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly in an Index.

**	Inception date is December 31, 2012.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Investment	% of Net Assets
Technology	17.4%
Collateralized Loan Obligations	10.6%
Retail	6.5%
Commercial Services	5.2%
Telecommunications	5.1%
Transportation	5.1%
Grocery	4.6%
Media	4.3%
Energy	3.5%
Metals & Mining	3.5%
Other/Cash & Equivalents	34.2%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/Princeton Unconstrained Hedged Income Fund (HIFAX, HIFCX, HIFIX)

Dear Fellow Shareholders:

Since the U.S. Election last year, global equity and fixed income markets have remained strong regardless of lack of clarity on the macro front here in the US and Globally. While the U.S. is trying to provide clarity on the political and economic front to investors, global growth has shown signs of accelerating. The US relative performance is an important part of the global rebalancing story. The 2Q U.S. GDP confirmed that the US growth rebounded from a soft 1Q2017. However, downward revisions to each of the previous three quarters placed US GDP gains at 2.1% over the past year. While the US has failed to generate material upward momentum, the Euro area and Emerging Market (EM) economies outside of China have accelerated smartly, limiting non-US global growth to its fastest pace in four years.

With this rotation taking place against the backdrop of above-trend global growth, we would view it as a constructive development. The post financial crisis healing of US balance sheets and credit markets has been completed and the US economy is operating at close to full employment. It would be ideal if US potential growth had not dropped so sharply over the past decade. The linkage between Federal Reserve (Fed) policy and global financial conditions suggests that an overheating US economy could destabilize the global expansion.

At the same time, balance sheet adjustments are continuing in Europe and EM and we estimate there is still slack to draw on in these economies. When viewed together with the relatively large deviations in inflation from the targets of the major central banks, the recent rotation in global growth away from the US seems to be moving the global economy in a positive direction.

While growth seems to be on the right track we are keeping an eye on currency movements, the sharp up and down swings in the dollar in the months following the US election have complicated evaluating recent currency moves. We interpret these swings largely as noise, reflecting unrealized expectations of major changes in US fiscal and trade policy. Unrealized concerns related to the French election reinforced this swing. With this noise largely removed, it is useful to assess currency movements following the first year of a global reflationary impulse in which the US economy underperformed. The clear-cut message is that the countries most affected by the disinflationary drags—commodity producers and EM countries where credit conditions tightened sharply—are seeing the greatest upward pressure on their currencies. Turkey is the notable exception in this group. Looking past the political noise, neither the dollar nor the euro has moved significantly. Part of the dollar’s stability over the past year can be tied to G-4 central bank policy shifts. Despite US relative underperformance, the Fed picked up the pace of rate normalization. By contrast, Japan moved to target a zero yield while the ECB has continued to signal that rate normalization remains over the horizon.

Fund Performance

The Catalyst/Princeton Unconstrained Hedged Income Fund’s (the “Fund”) positive performance over the past 12 months (+4.37% (1) - Class I) was driven by several factors:

The High Yield and Emerging Market long positons in the portfolio have been the largest contributor to the overall performance improvement in the fund. We expect to maintain our current weighting in both asset classes for the rest of 2017 as we expect additional spread tightening due to improving fundamentals, drop in new issuance, improvement in retail flows and stability across oil and commodities.

We were active in trading across Investment Grade and Mortgage Backed Bonds but remain underweight due to concerns of higher interest rates in the 2nd Half of 2017. We expect our active trading across these asset classes to increase as volatility across interest rates moves higher in the latter part of 2017.

Change in benchmark Bond Yields (Unaudited)

Interest rates	Current	Sep-17	Dec-17	Mar-18	Jun-18
United States Fed funds rate	1.16	1.15	1.40	1.40	1.65
10-year yields	2.39	2.40	2.65	2.70	2.75
Euro area Refi rate	0.00	0.00	0.00	0.00	0.00
10-year yields	0.57	0.55	0.80	1.00	1.15
United Kingdom Repo rate	0.25	0.25	0.25	0.25	0.25
10-year yields	1.31	1.15	1.40	1.65	1.80
Japan Overnight call rate	-0.10	-0.10	-0.10	-0.10	-0.10
10-year yields	0.09	0.05	0.05	0.10	0.10
Emerging markets GBI-EM - Yield	6.25		6.64

Source: JP Morgan

The current short positions across the Fund hurt our overall performance during the first half of 2017 but we still believe a correction across U.S. markets is still a strong possibility as investor will be disappointed by the lack of action being taken in DC. So we will continue to maintain and monitor our short positions.

○	Currently we are using ETFs to manage our short book, as the fund assets increase we will deploy other shorting strategies to manage the portfolio risk and increase Alpha.

Performance (Unaudited)

Average Total Return Performance				As of June 30, 2017
					Since Inception
	3 Months	6 Months	1 Year	2 Year	(11/07/2014) (2)
Class I	-2.52%	-4.19%	4.37%(1)	1.62%	1.27%
Class A without Sales Charge	-2.58%	-4.30%	4.19%	1.40%	1.08%
Class C	-2.67%	-4.55%	3.44%(1)	0.64%	0.31%
Class A with Sales Charge	-6.99%	-8.63%	-0.48%	-0.89%	-0.76%
Barclays U.S. Agg. Bond Index	1.45%	2.27%	-0.31%	2.79%	2.35%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Current outlook

As we look forward, we expect further spread tightening across credit (both IG and below IG) and will look to take advantage of mispricing or spread widening across various asset classes. However, the continued need for yield by investors as Treasuries and other sovereign debt yields remain at historical low levels will limit risk of any major spread widening across credit over the next 6-12 months. We will seek to identify undervalued sectors, i.e. retail, energy and commodities that offer attractive opportunity to deploy new assets and enhance both yield and total return. Furthermore based on our outlook for interest rates and stable credit performance (and low default rates) we expect to maintain an overweight in U.S. Bonds and Loans while continuing to remain underweight in other asset classes such as IG and MBS.

While our shorts have caused short term pain for the fund (since Jan 2017), we expect to maintain our current short positions in anticipation of a correction in the 2nd Half of 2017.

Asset and Sector Selection

As of June 30, 2017 the Fund had an allocation of 84% to long positions and 6% across a number of short positions to reduce the impact of market volatility on the fund while minimizing cost to maximize total return. The fund focused on managing diversity across both asset classes and sectors to maximize return and manage portfolio duration.

Top 5 Fixed Income Positions (Unaudited)
Issuer	Coupon	Moody’s	S&P

Ascent Resources	10.00%	B3	B-
Resolute Energy Corp.	8.50%	Caa1	CCC
PF Changs.	10.25%	Caa1	CCC
Petsmart	7.13%	B3	B-

Men’s Warehouse	7.00%	B3	CCC+

Terms:

EBITDA – (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

CLO Issuance – market distribution of newly originated CLOs. CLO’s (Collateralized loan obligations) are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

JNK ETF – The Barclays High Yield Bond ETF. The ETF correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

BKLN ETF – The PowerShares Senior Loan Portfolio (Fund) (TICKER: BKLN) is based on the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Global Long-Term Rating Scale (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Long-Term Rating Scale (S&P)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is stillstrong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

Sincerely,

Princeton Advisory Group

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

(2)	Since inception returns assume inception date of 11/7/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4694-NLD-8/1/2017

Catalyst/Princeton Unconstrained Hedged Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	4.19%	1.08%
Class A with load	-0.48%	-0.76%
Class C	3.44% (a)	0.31%
Class I	4.37% (a)	1.27%
Barclays U.S. Aggregate Bond Index(b)	-0.31%	2.35%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 8.79% for Class A, 9.54% for Class C and 8.54% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

(b)	The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an Index.

**	Inception date is November 7, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Equity Funds	35.0%
Oil & Gas	19.3%
Retail	16.2%
Commercial Services	5.0%
Pharmaceuticals	4.2%
Media	3.9%
Telecommunications	3.5%
Airlines	3.0%
U.S. Government Agency Obligations	2.9%
Healthcare - Products	2.5%
Other/Cash & Equivalents	4.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/SMH High Income Fund (HIIFX, HIICX, HIIIX)

Dear Fellow Shareholders,

The Catalyst/SMH High Income Fund (the “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in a portfolio of high yield corporate bonds, convertible securities and asset-backed securities. During FY 2017, the Fund outperformed its benchmark, BofA Merrill Lynch US Cash Pay High Yield Index due to single name security selection throughout FY 2017 and a generally robust high yield bond market June 2016 - December 2016.

Investment Strategy

The Fund invests in a non-diversified group of low-quality, high yield U.S. corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate in value through an improvement in credit quality among other reasons.

To select the securities in which to invest, the Advisor conducts fundamental credit research on each issuer. Securities may be sold when the Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and will choose its investments from, the following types of securities:

●	Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders.

●	Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

Fund Performance

The Catalyst/SMH High Income Fund outperformed its benchmark during FY 2017. Our outperformance can be attributed primarily to individual security selections within the Financial Services sector as well as the Telecommunications sector. Additionally, an overweight allocation vs the benchmark to CCC securities during the period had a positive impact on performance. During FY 2017 the top performing sectors of the BofA Merrill Lynch U.S. Cash Pay High Yield Index were Transportation 18.74%, Financial Services 17.77% and Telecommunications 16.88%. The bottom performing sectors were Technology & Electronics 9.11%, Healthcare 8.75% and Retail 5.41%.

The Catalyst/SMH High Income Fund’s (the “Fund”) total returns for the year ended 06/30/17 as compared to the BofA Merrill Lynch U.S. Cash Pay High Yield Index (J0A0)i were as follows:

	Fiscal Year	Since Inception
	(06/30/16-06/30/17)	(05/21/08-06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A without sales charge	18.61%	2.21%
Class A with sales charge	13.04%	1.55%
Class C	17.38%	1.45%
Class I (Inception Date – 07/01/13)	18.56%	-2.88%
BofA Merrill Lynch US Cash Pay High Yield Index	12.75%	8.09%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, consistently emphasizes the following strategies in an attempt to add returns above the interest income

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

As of June 30th, 2017 the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
US DOLLAR	12.58%
Beazer Homes USA 7 ¼ 02/01/23	5.97%
Ruby Tuesday Inc. 7 ⅝ 05/15/20	5.25%
AV Homes Inc. 8 ½ 07/01/19	5.09%
PHI Inc. 5 ¼ 03/15/19	4.42%
Under Armour Inc. 3 ¼ 06/15/26	4.28%
Fluidigm Corp. 2 ¾ 02/01/34	4.14%
ERA Group Inc. 7 ¾ 12/15/22	4.11%
Hecla Mining Co 6 ⅞ 05/01/21	4.09%
PDL Biopharma 4 02/01/18	4.05%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2017. Holdings are subject to change and should not be considered investment advice.

Cash levels were temporarily high at the end of this period to meet an expected redemption from the Fund.

As of June 30, 2017 the portfolio was allocated in the following fashion (unaudited).

Sector Allocation
Cash	12.58%
Building - Residential/Commercial	11.07%
Oil - Field Services	8.53%
REITS - Diversified	6.72%
Retail - Restaurants	5.25%
Electronic Components - Semiconductors	4.96%
Apparel Manufacturers	4.28%
Instruments - Scientific	4.14%
Silver Mining	4.09%
Other	38.38%
Total	100.00%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2017.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index. The Catalyst/SMH High Income Fund may or may not purchase the types of securities represented by the BofA Merrill Lynch US Cash Pay High Yield Index.

[2]	Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

4671-NLD-7/27/2017

Catalyst/SMH High Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception **
Class A	18.61%	-4.77%	-1.65%	2.21%
Class A with load	13.04%	-6.29%	-2.59%	1.55%
Class C	17.38%	-5.49%	-2.38%	1.45%
Class I	18.56%	-4.59%	N/A	-2.88%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	12.75%	4.48%	6.88%	8.09%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.76% for Class A, 2.51% for Class C and 1.51% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Home Builders	10.6%
Real Estate Investment Trusts	8.7%
Oil & Gas Services	8.2%
Retail	7.9%
Diversified Financial Services	5.1%
Semiconductor	4.7%
Apparel Manufacturers	4.2%
Oil & Gas	4.1%
Electronics	4.0%
Biotechnology	3.9%
Other/Cash & Equivalents	38.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/SMH Total Return Income Fund (TRIFX, TRICX, TRIIX)

Dear Fellow Shareholders,

Catalyst/SMH Total Return Income Fund (the “Fund”) seeks to provide total return, which consists of current income and capital appreciation. During FY 2017, the Fund outperformed its benchmark, 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index as a result of our allocations to Private Equity Companies, Business Development Companies and due to single name security selection throughout FY 2017 and a generally robust high yield bond market June 2016 - December 2016.

Investment Strategy

The Fund invests in a broad range of income-producing securities. Dividends and interest have historically boosted returns and provided downside protection for investors.

●	The investment process is a bottom-up value type investment style. The composition of the Fund’s investments may vary substantially depending on various factors, including market conditions.

●	The Fund primarily invests in high yield bonds, convertible bonds, high dividend paying equities, REITs and Business Development Companies (BDCs).

●	The Fund may also invest in preferred stock, master limited partnerships, banknotes, hybrid securities and write covered calls on equities. The companies of the underlying securities may be in a wide array of sectors, economies, and geographic locations

Fund Performance

The Catalyst/SMH Total Return Income Fund’s total returns for the year ended 06/30/17 as compared to 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index were as follows:

	Fiscal Year	Since Inception
	(06/30/16-6/30/17)	(05/21/08-06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A without sales charge	26.47%	1.14%
Class A with sales charge	19.16%	0.49%
Class C	25.56%	0.39%
Class I (Inception Date – 7/1/13)	26.83%	-0.77%
50% S&P 500 and 50% High[1]	15.34%	8.51%
Yield Combined Index

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

High Yield Allocation

The strong high yield performance can be attributed primarily to individual security selections within the Financial Services sector as well as the Telecommunications sector. Additionally, an overweight allocation vs the benchmark to CCC securities during the period had a positive impact on performance. During FY 2017 the top performing sectors of the BofA Merrill Lynch U.S. Cash Pay High Yield Index were Transportation 18.74%, Financial Services 17.77% and Telecommunications 16.88%. The bottom performing sectors were Technology & Electronics 9.11%, Healthcare 8.75% and Retail 5.41%.

Equity Allocation

As of June 30, 2017 we had an equity allocation of 47.3% with the majority of that allocation in non-traditional financials. The performance within the Fund’s equity allocation can be primarily attributed to the exposure in Private Equity Companies and Business Development Companies (BDCs). We continue to believe that the Fund’s BDC and Private Equity exposure remains fundamentally attractive with favorable income and total return potential.

During FY 2017 the S&P Private Equity Index4, returned 27.03% while the Wells Fargo Business Development Company TR Index returned 19.37% for the same time period. The Dow Jones Equity REIT Total Return Index5 was relatively flat with a return of 0.21% during FY 2017.

Outlook and Summary

Fixed Income

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, consistently emphasizes the following strategies in an attempt to add returns above the interest income

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

Financially Oriented Equities

We continue to find value in non-traditional financial companies such as business development companies (BDC’s), alternative asset managers and in select cases, low leveraged real estate investment trusts (REITs). It is our opinion that these positions continue to have favorable fundamentals with attractive price to earnings ratios and strong dividends. As of 06/30/2017, the Fund had approximately a 47.3% allocation within these financially oriented equities.

Growth and Income Common Stocks

This portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market that had average yields in the 3% to 7% range, and that the Portfolio Management Team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This strategy is used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA writes calls 10% to 15% out of the money and 5 to 7 months from expiration. SMHCA engages in this strategy to provide income and some downside protection on non-dividend paying positions. The Fund did not have any allocation to covered call opportunities as of June 30, 2017

As of June 30, 2017, the Fund’s top five equity and top 5 bond holdings were as follows (unaudited):

Top 5 Equity Holdings		Top 5 Bond Holdings
APOLLO GLOBAL MANAGEMENT - A	6.57%	Sprint Capital Corp 8 ¾ 3/15/32	5.71%
FIFTH STREET FINANCE CORP	4.61%	Titan International Inc. 6 7/8 10/1/20	5.11%
SOLAR CAPITAL LTD	4.35%	Community Choice Financial 10 ¾ 5/1/19	4.59%
PROSPECT CAPITAL CORP	3.71%	Dynegy Inc. 7 ⅜ 11/01/22	3.63%
OCH-ZIFF CAPITAL MANAGEMENT - A	3.57%	PDL Biopharma Inc. 2 ¾ 12/01/21	3.63%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2017. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2017, the Fund’s sector allocation was as follows (unaudited):

Investment Companies	21.75%
Private Equity	12.41%
Telephone - Integrated	5.71%
Diversified Financial Services	5.11%
Cash	4.92%
Automotive/Truck Parts & Equipment - Original	4.59%
Sector Fund-Real Estate	3.71%
Independent Power Producer	3.63%
Medical - Biomedical/Gene	3.63%
Investment Management/Advisory Services	3.57%
Apparel Manufacturers	3.22%
Rental Auto/Equipment	3.22%
Finance - Consumer Loans	3.07%
Corporate/Preferred-High Yield	3.01%
Electronic Components - Semiconductors	3.00%
Sector Fund-Financial Services	2.84%
Building - Residential/Commercial	2.75%
Instruments - Scientific	2.68%
Oil & Gas Drilling	2.57%
Retail - Restaurants	2.57%
REITS - Shopping Centers	2.03%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2017.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

[2]	Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[3]	The Wells Fargo Business Development Company Index is intended to measure the performance of all Business Development Companies (“BDC”) listed on the New York Stock Exchange (“NYSE”) or NASDAQ that satisfies market capitalization and other eligibility requirements. This index is a total return index. The index was created to yield a benchmark value of 1,000.00 on September 30, 2004.

[4]	The S&P Listed Private Equity Index comprises the leading listed private equity companies that meet specific size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly-listed companies that are active in the private equity space.

[5]	The Dow Jones Equity REIT Total Return Index is comprised of REITs that directly own all or part of the properties in their portfolios. Dividend payouts have been added to the price changes. The index is quoted in USD.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

4697-NLD-8/1/2017

Catalyst/SMH Total Return Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	26.47%	-3.56%	2.01%	1.14%
Class A with load	19.16%	-5.47%	0.81%	0.49%
Class C	25.56%	-4.28%	1.25%	0.39%
Class I	26.83%	-3.33%	N/A	-0.77%
S&P 500 Total Return Index(a)	17.90%	9.61%	14.63%	8.62%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	12.75%	4.48%	6.88%	8.09%
Blended Index (c)	15.34%	7.10%	10.76%	8.51%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.90% for Class A, 4.64% for Class C and 3.64% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmarks, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Investment Companies	24.1%
Private Equity	12.0%
Diversified Financial Services	11.4%
Equity Funds	6.3%
Telecommunications	5.4%
Auto Part & Equipment	4.4%
Biotechnology	3.5%
Electric	3.5%
Apparel	3.1%
Commercial Services	3.1%
Other/Cash & Equivalents	23.2%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/Stone Beach Income Opportunity Fund (IOXAX, IOXCX, IOXIX)

Dear Fellow Shareholders,

Since joining the Catalyst family of Funds on November 20, 2014, we are pleased to report the following positive fund returns to Shareholders;

	Fiscal Year	Since Inception
	(06/30/16-06/30/17)	(11/20/14-06/30/17)(2)
	(Unaudited)	(Unaudited)
Class A	0.69%	1.63%
Class A with Sales Charge	-5.10%	-0.65%
Class C	-0.08%	0.86%
Class I	0.93%	1.89%
JP Morgan MBS Index (1)	0.03%	2.02%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Catalyst/Stone Beach Income Opportunity Fund (the “Fund”) is a fixed-income fund which seeks to pay a high current income dividend while maximizing total return through varied interest rate environments. The Fund invests in residential and commercial mortgage-backed securities (MBS) and asset-backed securities (ABS), and employs active management of positions and hedges to maintain its overall duration within tight guidelines. It emphasizes generating alpha independent of the direction of rates and looks to augment the overall returns with relative value and arbitrage trades.

Fiscal Year 2017

The fiscal year started with rates at near all-time lows following the UK’s decision to leave the EU, which shocked the markets and sent investors to the safety of the UST. UK recession fears spiked, sparking thoughts of more rate cuts in Europe. Sentiment began to shift though as Fed Secretary Janet Yellen began to warn the markets of strengthening support for an increase to the Federal Reserve (Fed) Funds Rate. Rates began to selloff on growing anticipation of Fed action in September’s meeting, only to rally back in late September as the Fed failed to deliver the rumored hike.

As we entered the 4th quarter rates continued to drift higher into the presidential election. Donald Trump shocked almost everyone by winning over a highly favored Secretary Hilary Clinton. Trump’s victory and subsequent policy speculation pushed money out of bonds and into stocks, causing a rethink of inflation expectations and interest rates. We shortened the duration of the portfolio as rates sold off generating returns that outpaced many of our competitors. Solid data in November combined with OPEC production cuts set the stage for the Fed to finally deliver on their promise to raise rates in 2016. Following the Fed meeting rates rallied back into year end spurred on by a surprisingly strong 5yr-UST auction to cap off the calendar year.

The first quarter of 2017 was characterized by the beginning of a slow realization the administration’s 100 day honeymoon period with the world would come and go producing little of substance. The perceived reforms that spurred the euphoria of the 4th quarter failed to materialize and their effect on the markets began to subside. Rates although volatile in direction ultimately began trending lower on the long-end of the curve influenced by the fading of the “Trump Trade”. Conversely rates continued higher on the front-end of the curve lead by the Fed communicating their strengthening economic outlook and a likelihood and ultimate delivery of another 25bp increase at their March meeting. All in all 2-10s flattened 11bps in the first quarter of 2017. Mortgages were weaker in the early part of the quarter as the Fed began to discuss the likely reduction of their balance sheet holdings in the “near future”. Mortgages strengthen in the last half of the quarter as market participant digested the impact of the balance sheet reduction.

Geopolitical tensions and political uncertainty dominated the first half of the 2nd quarter as a US airstrike in Syria, tensions with North Korea, and the looming French presidential election threatened world order. By the start of May most of these concerns had subsided leaving the Fed and economic data to influence the markets. In the June meeting, the FOMC dismissed the recent inflation pullback and held to its forecast delivering another 25bp increase in the Fed Funds Rate. The flattening trend that has persisted throughout the year, continued with 2-10s flattening 22bps. Going into a new fiscal year, we see the markets influenced by the Fed focusing on balance sheet reduction which will impact our market, as well as a looming debt ceiling for our government at a time when gridlock seems to be more and more the common theme in Washington D.C.

As we’ve mention before, low rates present unique challenges for investors in mortgage-backed securities. We continually strive to minimize our prepayment risk by predominantly purchasing securities with inherent call or prepayment protection. These positions include very seasoned securities which exhibit prepayment “burnout” as the remaining borrowers had numerous prior opportunities to refinance. Many of these securities also have very low remaining loan balances, which reduces the economic benefits from refinancing. We also have a sizeable position in very new mortgage pools which tend to prepay slowly within a few months of issuance. We actively manage the duration of our portfolio which usually benefits investors as rates move higher but could adversely affect returns in volatile environments. Ultimately we strive to deliver a favorable return while maintaining an above market dividend to our investors.

Summary

Moving forward we recognize that the fixed-income and MBS markets could face significant challenges with low rates yet are optimistic that ultimately rates will return to a more favorable level. Even with three rate increases in this past fiscal year, we continue to expect the path to higher rates to remain slow and measured. We’ve seen the slope of the forward curve reduced significantly with the evaporation of the “Trump Trade” and as a result we remain less inclined to hedge against short-term rate increases than we have been in the past. We expect that the factors that have been driving the curve to flatten will continue although less so than in the first half of this year. We believe that our emphasis on call-protected securities is appropriate for this environment and we will continue to seek out securities that we view as having the best return potential in this market,

Sincerely,

David Lysenko, Edward Smith and Alan Swide

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	JPMorgan Mortgage-Backed Securities Index is an open-end fund incorporated in the USA. The fund invests mainly in investment grade mortgage-backed securities or unrated mortgage-backed securities which the adviser determines to be of comparable quality. Under normal circumstances, the fund invests at least 80% of its assets in mortgage-backed securities. Current performance may be higher or lower than the performance data quoted. You can find the fund’s Prospectus and other information about the fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. There is a maximum sales load of 3.75% (“sales load”) on certain Class A subscriptions.

(2)	Since inception returns assume inception date of 11/20/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4680-NLD-7/27/2017

Catalyst/Stone Beach Income Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	0.69%	1.63%
Class A with load	-5.10%	-0.65%
Class C	-0.08%	0.86%
Class I	0.93%	1.89%
JP Morgan MBS Index(a)	0.03%	2.02%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	12.75%	5.93%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 3.95% for Class A, 4.70% for Class C and 3.70% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The JP Morgan MBS Index tracks fixed-rate Mortgage Backed Securities “MBS” issued by FNMA, FHLMC and GNMA. Investors cannot invest directly in an Index.

(b)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

**	Inception date is November 20, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment Type	% of Net Assets
Federal Home Loan Mortgage Association	62.7%
Federal National Mortgage Association	27.1%
Government National Mortgage Association	5.5%
Private Collateralized Mortgage Obligation	0.1%
Other/Cash & Equivalents	4.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 78.9%
	BIOTECHNOLOGY - 4.1%
$22,000	Amgen, Inc.	5.700	2/1/2019	$23,287
76,000	Celgene Corp.	2.250	5/15/2019	76,457
				99,744
	COMMERCIAL SERVICES - 4.0%
95,000	Western Union Co.	3.350	5/22/2019	97,033

	COMPUTERS - 2.1%
50,000	Hewlett-Packard Co.	2.750	1/14/2019	50,476

	DIVERSIFIED FINANCIAL SERVICES - 8.4%
100,000	Ally Financial, Inc.	4.625	5/19/2022	104,000
100,000	Synchrony Financial	3.000	8/15/2019	101,410
				205,410
	HEALTHCARE-PRODUCTS - 1.0%
25,000	Boston Scientific Corp.	2.650	10/1/2018	25,194

	HEALTHCARE-SERVICES - 3.6%
80,000	HCA, Inc.	5.875	3/15/2022	88,602

	INVESTMENT COMPANIES - 13.6%
50,000	PennantPark Investment Corp.	4.500	10/1/2019	50,574
275,000	Prospect Capital Corp.	5.000	7/15/2019	281,388
				331,962
	MINING - 4.0%
100,000	Freeport-McMoRan, Inc.	4.000	11/14/2021	97,809

	OFFICE/BUSINESS EQUIPMENT - 6.1%
145,000	Pitney Bowes, Inc.	4.750	5/15/2018	148,235

	OIL & GAS - 11.3%
275,000	Nabors Industries, Inc.	5.000	9/15/2020	275,083

	PACKAGING & CONTAINERS - 3.7%
85,000	Ball Corp.	5.000	3/15/2022	91,038

	REITS - 3.8%
85,000	Healthcare Realty Trust	5.750	1/15/2021	93,030

	RETAIL - 8.0%
90,000	Family Dollar Stores, Inc.	5.000	2/1/2021	96,189
50,000	JC Penney, Inc.	5.650	6/1/2020	49,174
50,000	Macy’s Retail Holdings, Inc.	3.875	1/15/2022	49,776
				195,139
	SOFTWARE - 3.1%
75,000	Fiserv, Inc.	2.700	6/1/2020	75,892

	TELECOMMUNICATIONS - 2.1%
50,000	Sprint Communications, Inc.	8.375	8/15/2017	50,337

	TOTAL CORPORATE BONDS (Cost - $1,938,363)			1,924,984

	CONVERTIBLE BONDS - 7.6%
	DIVERSIFIED FINANCIAL SERVICES - 0.8%
45,000	FXCM, Inc.	2.250	6/15/2018	18,851

	PHARMACEUTICALS - 6.8%
160,000	Herbalife Ltd.	2.000	8/15/2019	166,893

	TOTAL CONVERTIBLE BONDS (Cost - $182,450)			185,744

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 12.6%
307,946	Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.43% *	$307,946
	TOTAL SHORT-TERM INVESTMENTS (Cost - $307,946)	307,946

	TOTAL INVESTMENTS - 99.1% (Cost - $2,428,759) (a)	$2,418,674
	OTHER ASSETS LESS LIABILITIES - 0.9%	21,923
	NET ASSETS - 100.0%	$2,440,597

*	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $2,428,976 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$18,112
Unrealized depreciation:	(28,414)
Net unrealized depreciation:	$(10,302)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	CLOSED-END FUND - 1.2%
23,500	Central Fund of Canada Ltd.	$289,755
	TOTAL CLOSED-END FUND (Cost - $336,373)	289,755

	COMMON STOCK - 59.9%
	AEROSPACE/DEFENSE - 0.3%
6,000	Kratos Defense & Security Solutions, Inc. *	71,220

	AGRICULTURE - 5.8%
4,100	Bunge Ltd.	305,860
13,600	Imperial Tobacco Group PLC - ADR	622,064
14,000	Swedish Match AB	492,474
		1,420,398
	BEVERAGES - 4.0%
5,200	Diageo PLC - ADR	623,116
230,649	Marston’s PLC	365,514
		988,630
	DIVERSIFIED FINANCIAL SERVICES - 1.4%
37,010	JSE Ltd.	346,048

	ENVIRONMENTAL CONTROL - 2.6%
14,271	Tetra Tech, Inc.	652,898

	FOOD - 10.2%
13,800	Bob Evans Farms, Inc.	991,254
7,800	Campbell Soup Co.	406,770
8,050	Nestle SA - ADR	701,960
11,564	Snyder’s-Lance, Inc.	400,346
		2,500,330
	HEALTHCARE PRODUCTS - 2.1%
460,000	Asaleo Care Ltd.	518,679

	HOUSEHOLD PRODUCT/WARES - 1.4%
17,000	Reckitt Benckiser Group PLC - ADR	351,900

	INTERNET - 1.7%
15,000	Symantec Corp. +	423,750

	INVESTMENT COMPANIES - 2.3%
7,357	Pargesa Holding SA	560,427

	MEDIA - 2.5%
13,000	Discovery Communications, Inc. *	327,730
12,800	Vivendi SA	284,536
		612,266
	OIL & GAS - 1.5%
4,500	Exxon Mobil Corp.	363,285

	PHARMACEUTICALS - 8.9%
6,300	Johnson & Johnson	833,427
8,525	Novartis AG - ADR	711,582
13,500	Sanofi - ADR	646,785
		2,191,794
	RETAIL - 3.4%
54,400	Wendy’s Co.	843,744

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares				Value
	COMMON STOCK - 59.9% (Continued)
	SEMICONDUCTORS - 2.6%
21,700	Micron Technology, Inc. * +			$647,962

	SOFTWARE - 0.7%
2,400	Microsoft Corp.			165,432

	TELECOMMUNICATIONS - 8.5%
20,400	Cisco Systems, Inc.			638,520
37,500	Orange SA - ADR			599,250
29,890	Vodafone Group PLC - ADR			858,740
				2,096,510

	TOTAL COMMON STOCK (Cost - $12,525,283)			14,755,273

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 29.3%
	AIRLINES - 2.3%
$191,000	American Airlines Group, Inc.	6.125	6/1/2018	196,157
367,000	United Continental Holdings, Inc.	6.375	6/1/2018	380,304
				576,461
	AUTO PARTS & EQUIPMENT - 0.3%
60,000	Cooper Tire & Rubber Co.	8.000	12/15/2019	66,825

	CHEMICALS - 0.5%
110,000	CF Industries, Inc.	6.875	5/1/2018	114,262

	COMMERCIAL SERVICES - 0.9%
205,000	Graham Holdings Co.	7.250	2/1/2019	219,094

	COMPUTERS - 2.5%
175,000	Dell, Inc.	5.875	6/15/2019	184,679
426,000	EMC Corp.	1.875	6/1/2018	423,610
				608,289
	ELECTRIC - 0.4%
100,000	NRG Energy, Inc.	7.625	1/15/2018	103,000

	ENTERTAINMENT - 2.2%
486,000	International Game Technology	7.500	6/15/2019	533,385

	FOOD - 0.8%
100,000	Dean Holding Co.	6.900	10/15/2017	101,205
85,000	Safeway, Inc.	6.350	8/15/2017	85,425
				186,630
	HEALTHCARE SERVICES - 1.4%
337,000	Tenet Healthcare Corp.	6.250	11/1/2018	355,535

	IRON/STEEL - 3.6%
302,000	Commercial Metals Co.	6.500	7/15/2017	302,000
571,000	United States Steel Corp.	7.000	2/1/2018	582,420
				884,420
	LODGING - 0.4%
104,000	MGM Resort Intl.	5.250	3/31/2020	110,110

	MACHINERY DIVERSIFIED - 0.4%
92,000	CNH Industrial Capital LLC	3.625	4/15/2018	92,810

	MEDIA - 0.7%
165,000	Cablevision Systems Corp.	8.625	9/15/2017	167,062

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 29.3% (Continued)
	MINING - 2.6%
$258,000	Freeport-McMoRan, Inc.	2.375	3/15/2018	$256,710
289,000	Freeport-McMoRan, Inc.	2.300	11/14/2017	288,278
100,000	Teck Resources Ltd.	2.500	2/1/2018	100,125
				645,113
	OIL & GAS - 3.3%
100,000	Chesapeake Energy Corp.	7.250	12/15/2018	105,750
483,000	Diamond Offshore Drilling, Inc.	5.875	5/1/2019	496,282
200,000	Transocean, Inc.	6.000	3/15/2018	204,500
				806,532
	OIL & GAS SERVICES - 0.4%
105,000	Weatherford Bermuda	6.000	3/15/2018	105,787

	RETAIL - 2.2%
530,000	JC Penney Corp., Inc.	5.750	2/15/2018	537,288

	TELECOMMUNICATIONS - 4.5%
194,000	Anixter, Inc.	5.625	5/1/2019	204,185
650,000	Frontier Communications Corp.	8.125	10/1/2018	686,563
205,000	Sprint Communications, Inc.	8.375	8/15/2017	206,538
				1,097,286

	TOTAL CORPORATE BONDS (Cost - $7,214,462)			7,209,889

Shares
	SHORT-TERM INVESTMENTS - 9.6%
2,361,041	Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.43% **			2,361,041
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,361,041)			2,361,041

	TOTAL INVESTMENTS - 100.0% (Cost - $22,437,159) (b)			$24,615,958
	LIABILITIES LESS OTHER ASSETS - (0.0)%			(3,521)
	NET ASSETS - 100.0%			$24,612,437

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (0.4)% (a)
217	Micron Technology, Inc.	07/21/2017 - $25.00	108,500
150	Symantec Corp.	07/21/2017 - $30.00	2,100
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $60,078) (b)		$110,600

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

ADR - American Depositary Receipt

PLC - Public Limited Company

LLC - Limited Liability Company

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $22,433,635 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,566,012
Unrealized depreciation:	(494,289)
Net unrealized appreciation:	$2,071,723

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Principal		Coupon Rate (%)		Maturity	Value
	CORPORATE BONDS - 12.8%
	AIRLINES - 1.4%
$500,000	VistaJet Malta Finance PLC #	7.750		6/1/2020	$350,000

	COMMERCIAL SERVICES - 1.8%
525,000	Cenveo Corp. #	6.000		8/1/2019	443,625

	DIVERSIFIED FINANCIAL SERVICES - 0.7%
250,000	Transworld Systems, Inc. #	9.500		8/15/2021	165,625

	FOOD - 2.2%
500,000	Land O’ Lakes, Inc. #	8.000		7/16/2025	548,750

	GAS - 1.8%
500,000	NGL Energy Partners LP #	6.125		3/1/2025	457,500

	HEALTHCARE-PRODUCTS - 1.2%
350,000	Mallinckrodt International Finance SA	4.750		4/15/2023	298,375

	IRON/STEEL - 0.1%
490,000	Essar Steel Algoma, Inc. # ^	9.500		11/15/2019	39,200

	OIL & GAS SERVICES - 1.0%
250,000	McDermott International, Inc. #	8.000		5/1/2021	251,875

	PHARMACEUTICALS - 1.6%
425,000	Valeant Pharmaceuticals International, Inc. #	5.375		3/15/2020	410,656

	TRANSPORTATION - 1.0%
250,000	Navios South American Logistics, Inc. #	7.250		5/1/2022	241,250

	TOTAL CORPORATE BONDS (Cost - $3,928,963)				3,206,856

	COLLATERALIZED LOAN OBLIGATIONS - 10.6%
500,000	Carlyle US CLO 2017-1 Ltd. # +	7.161	*	4/20/2031	500,877
1,000,000	Carlyle CLO #	7.481	*	7/20/2031	957,180
1,000,000	CIFC 2017-3A D #	7.315	*	7/20/2030	969,050
250,000	TRU 2016-1 Trust 2016-TOYS #	9.909	*	11/15/2030	251,526
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost - $2,665,489)				2,678,633

	BANK LOANS - 87.5%
	AIRCRAFT & AERORSPACE - 2.0%
500,000	Air Medical Group Holdings	5.000		4/25/2022	498,812

	AIRLINES - 2.0%
500,000	Air Canada	3.460		10/6/2023	503,333

	AUTOMOTIVE - 1.9%
495,000	American Axle & Manufacturing, Inc.	3.470	*	4/6/2024	490,817

	CHEMICALS - 2.0%
500,000	New Arclin US Holding Corp.	5.400	*	2/14/2024	505,938

	COMMERCIAL SERVICES - 3.4%
486,250	Onsite Rental Group	5.716	*	7/31/2021	356,786
498,750	Prime Security Services	4.250	*	5/2/2022	499,453
					856,239

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Principal		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 87.5% (Continued)
	CONSTRUCTION & ENGINEERING SERVICES - 1.9%
$500,000	Forterra Finance, LLC	4.045	*	10/25/2023	$472,946

	ELECTRONICS - 2.8%
711,563	Novitex Acquisition LLC	8.068		7/7/2020	711,566

	ENERGY - 3.5%
469,837	Lightstone Holdings Co. LLC	5.545	*	1/30/2024	458,838
28,986	Lightstone Holdings Co. LLC	5.545	*	1/30/2024	28,307
483,766	Lonestar Generation LLC	5.452	*	2/20/2021	387,013
					874,158
	ENTERTAINMENT - 2.0%
500,000	Wideopen West	4.799	*	8/19/2023	498,750

	ENVIRONMENT - 2.0%
492,083	ADS Waste Holdings	3.942	*	11/10/2023	494,413

	GROCERY - 4.6%
685,541	Albertson’s LLC	4.045	*	8/25/2021	678,062
500,000	Supervalu	4.500		6/8/2024	485,835
					1,163,897
	HEALTHCARE - 2.0%
500,000	Change Healthcare Holdings LLC	3.795	*	3/1/2024	500,692

	HEALTHCARE-PRODUCTS - 2.0%
498,750	Laureate Education, Inc.	5.726		4/26/2024	502,179

	INSURANCE - 1.0%
250,000	Lonestar Intermediate (New Asurion)	10.045	*	2/20/2021	258,204

	METALS & MINING - 3.5%
988,759	Essar Steel Algoma, Inc. ^	0.000	*	8/7/2019	375,729
500,000	Peabody Energy Corp.	5.576	*	3/31/2022	499,937
					875,666
	LEISURE TIME - 2.0%
497,500	Sabre GLBL, Inc.	3.976	*	2/22/2024	501,363

	LODGING - 2.0%
498,750	Scientific Games International, Inc.	5.076	*	10/1/2021	504,259

	MEDIA - 4.1%
500,000	Radiate HoldCo, LLC	4.045	*	2/1/2024	493,690
562,610	Univision Communications, Inc.	3.750	*	3/15/2024	552,528
					1,046,218
	OIL & GAS - 0.7%
162,495	Connacher Oil and Gas ^ +	9.000	*	8/31/2018	97,497
339,091	Connacher Oil and Gas ^ +	9.000	*	5/23/2018	67,818
54,203	Energy & Exploration Partners	5.000	*	5/13/2022	20,326
					185,641
	PACKAGING - 2.0%
500,000	Caraustar Industries, Inc.	6.647	*	3/9/2022	500,938

	REAL ESTATE - 2.0%
500,000	Capital Automotive LP	4.220	*	3/24/2024	504,437

	RESTAURANT - 2.0%
497,710	Burger King	3.473	*	2/17/2024	498,125

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Principal		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 87.5% (Continued)
	RETAIL - 6.5%
$500,000	BJ’s Wholsale Club, Inc.	4.968	*	2/3/2024	$485,833
496,225	Petco Animal Supplies, Inc.	4.173	*	1/26/2023	449,580
745,566	Petsmart	4.220	*	3/10/2022	696,068
					1,631,481
	SOFTWARE - 3.0%
250,000	Ivanti Software, Inc.	5.300	*	1/20/2024	249,115
498,750	Rackspace Hosting	4.672	*	11/30/2023	499,685
					748,800
	TECHNOLOGY - 17.4%
432,806	BMC Software	5.045	*	9/10/2020	434,323
498,750	Dell International LLC	3.730	*	9/7/2023	501,139
487,223	Quest Software US Holdings	7.000	*	10/31/2022	495,506
946,918	First Data Corp.	3.716	*	4/26/2024	947,932
496,250	GTCR Valor Cos., Inc.	7.147	*	6/16/2023	499,818
495,168	Riverbed Technology, Inc.	4.470	*	4/24/2022	488,731
500,000	TierPoint, LLC	4.976		4/28/2024	501,250
498,750	Western Digital Corp.	3.976	*	4/29/2023	501,713
					4,370,412
	TELECOMMUNICATIONS - 5.1%
357,425	Avaya, Inc.	6.419	*	5/29/2020	286,923
497,500	Consolidated Communications, Inc.	4.050	*	10/5/2023	499,856
496,250	Windstream Services LLC	5.210	*	3/30/2021	496,042
					1,282,821
	TRANSPORTATION - 4.1%
472,137	Travelport Finance (Luxembourg) S.A.R.L.	3.250	*	9/2/2021	476,733
569,360	YRC Worldwide, Inc.	8.726	*	2/13/2019	554,929
					1,031,662

	TOTAL BANK LOANS (Cost - $23,373,167)				22,013,767

Shares
	COMMON STOCK - 0.1%
25	Energy & Exploration Partners				10,688
	TOTAL COMMON STOCK (Cost $10,688)

	TOTAL INVESTMENTS - 111.0% (Cost - $29,978,307) (a)				$27,909,944
	LIABILITIES LESS OTHER ASSETS - (11.0)%				(2,759,815)
	NET ASSETS - 100.0%				$25,150,129

*	Floating Rate, rate shown represents the rate at June 30, 2017.

^	Represents issuer in default on interest payments; non-income producing security

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2017, these securities amounted to $5,587,114 or 22.21% of net assets.

+	The value of these securities have been determined in good faith under policies of The Board of Trustees. The Total of these securities is $666,192 or 2.6% of net assets.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $29,978,803 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$242,371
Unrealized depreciation:	(2,311,230)
Net unrealized depreciation:	$(2,068,859)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON UNCONSTRAINED HEDGED INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares				Value
	EXCHANGE TRADED FUNDS - 30.5%
	DEBT FUNDS - 0.6%
300	ProShares UltraShort 20+ Year Treasury *			$10,761

	EQUITY FUNDS - 29.9%
5,000	ProShares Short Russell2000 *			231,400
7,500	ProShares UltraShort QQQ			130,950
7,000	VelocityShares VIX Short Term ETN *			150,850
				513,200

	TOTAL EXCHANGE TRADED FUNDS (Cost - $560,049)			523,961

	COMMON STOCK - 1.9%
	OIL & GAS - 1.9%
581	Bonanza Creek Energy, Inc.			18,424
1,364	Ultra Petroleum Crop.			14,799
	TOTAL COMMON STOCK (Cost - $63,543)			33,223

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 59.1%
	AIRLINES - 3.0%
$75,000	VistaJet Malta Finance PLC #	7.750	6/1/2020	52,500

	COMMERCIAL SERVICES - 5.0%
102,000	Cenveo Corp. #	6.000	8/1/2019	86,190

	DIVERSIFIED FINANCIAL SERVICES - 1.8%
30,000	Enova International, Inc.	9.750	6/1/2021	31,200

	FOOD - 1.5%
30,000	BI-LO LLC / BI-LO Finance Corp. #	9.250	2/15/2019	25,650

	HEALTHCARE-PRODUCTS - 2.5%
50,000	Mallinckrodt International, Inc.	4.750	4/15/2023	42,625

	IRON/STEEL - 0.1%
25,000	Essar Steel Algoma, Inc. # +	9.500	11/15/2019	2,000

	MEDIA - 3.9%
50,000	iHeartCommunications, Inc.	10.625	3/15/2023	37,750
30,000	Radio One, Inc. #	9.250	2/15/2020	28,800
				66,550
	OIL & GAS - 17.4%
150,000	Ascent Resources #	10.000	4/1/2022	150,000
50,000	Bonanza Creek Energy, Inc. +^**	6.750	4/15/2021	—
150,000	Resolute Energy Corp. #	8.500	5/1/2020	149,250
				299,250
	PHARMACEUTICALS - 4.2%
75,000	Valeant Pharmaceuticals International, Inc. #	5.375	3/15/2020	72,469

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON UNCONSTRAINED HEDGED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 59.1% (Continued)
	RETAIL - 16.2%
$100,000	Argos Merger Sub., Inc. #	7.125	3/15/2023	$89,000
100,000	Men’s Wearhouse, Inc.	7.000	7/1/2022	87,500
100,000	PF Chang’s China Bistro, Inc. #	10.250	6/30/2020	102,000
				278,500
	TELECOMMUNICATIONS - 3.5%
75,000	Avaya, Inc. #	7.000	4/1/2019	60,187

	TOTAL CORPORATE BONDS (Cost - $1,066,308)			1,017,121

	U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.9%
48,514	Freddie Mac REMICS Interest Only	5.000	2/15/2020	2,266
12,061	Government National Mortgage Association	5.000	6/20/2038	99
19,220	Government National Mortgage Association	3.500	5/16/2039	19,787
10,789	Government National Mortgage Association	3.500	4/20/2039	11,050
16,153	Government National Mortgage Association	3.000	9/16/2039	16,525
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost - $50,344)			49,727

	TOTAL INVESTMENTS - 94.4% (Cost - $1,740,244) (a)			$1,624,032
	LIABILITIES LESS OTHER ASSETS - 5.6%			95,569
	NET ASSETS - 100.0%			$1,719,601

*	Non-income producing security.

**	The security is illiquid; total illiquid securities represent 0.00% of net assets.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2017, these securities amounted to $818,046 or 47.57% of net assets.

+	Represents an issuer in default on interest payments. Non-income producing.

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

PLC - Public Liability Company.

REMICS - Real Estate Mortgage Investment Conduit.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $1,824,680 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,592
Unrealized depreciation:	(213,240)
Net unrealized depreciation:	$(200,648)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Principal		Coupon Rate (%)	Maturity	Value
	CONVERTIBLE BONDS - 15.0%
	BIOTECHNOLOGY - 3.9%
$1,872,000	PDL BioPharma, Inc.	2.7500	12/1/2021	$1,684,800

	ELECTRONICS - 4.0%
2,734,000	Fluidigm Corp.	2.7500	2/1/2034	1,695,080

	INVESTMENT COMPANIES - 3.3%
1,417,000	Prospect Capital Corp.	5.3750	10/15/2017	1,427,628

	REAL ESTATE INVESTMENT TRUSTS - 3.0%
159,000	Apollo Commercial Real Estate Finance, Inc.	5.5000	3/15/2019	174,204
1,069,000	Colony Capital Inc	5.0000	4/15/2023	1,119,777
				1,293,981
	RETAIL - 0.8%
334,000	EZCORP, Inc.	2.2150	6/15/2019	323,563

	TOTAL CONVERTIBLE BONDS - (Cost - $6,531,817)			6,425,052

	CORPORATE BONDS - 69.0%
	AIRLINES - 2.6%
1,128,000	Southwest Airlines Co.	3.0000	11/15/2026	1,094,027

	APPAREL MANUFACTURERS - 4.2%
1,910,000	Under Armour, Inc.	3.2500	6/15/2026	1,789,676

	AUTO PARTS & EQUIPMENT - 3.3%
1,377,000	Titan International, Inc.	6.8750	10/1/2020	1,428,637

	COMMERCIAL SERVICES - 3.6%
1,664,000	Rent-A-Center, Inc.	6.6250	11/15/2020	1,560,000

	DIVERSIFIED FINANCIAL SERVICES - 5.1%
1,096,000	Community Choice Financial, Inc.	10.7500	5/1/2019	942,560
1,182,000	Enova International, Inc.	9.7500	6/1/2021	1,229,280
				2,171,840
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.3%
1,428,000	General Cable Corp.	5.7500	10/1/2022	1,428,000

	HOME BUILDERS - 10.6%
2,060,000	AV Homes, Inc.	8.5000	7/1/2019	2,125,673
2,323,000	Beazer Homes USA, Inc.	7.2500	2/1/2023	2,433,342
				4,559,015
	MINING - 3.9%
1,629,000	Hecla Mining Co.	6.8750	5/1/2021	1,690,087
3,348,365	MolyCorp., Inc. +	10.0000	6/1/2020	335
				1,690,422
	OIL & GAS - 4.1%
1,431,000	Northern Oil and Gas, Inc.	8.0000	6/1/2020	1,001,700
1,017,000	Transocean, Inc.	6.8000	3/15/2038	742,410
				1,744,110
	OIL & GAS SERVICES - 8.2%
1,902,000	Era Group, Inc.	7.7500	12/15/2022	1,707,045
1,964,000	PHI, Inc.	5.2500	3/15/2019	1,816,700
				3,523,745

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 69.0% (Continued)
	PRIVATE EQUITY - 2.6%
$1,070,000	Icahn Enterprises Finance Corp.	5.8750	2/1/2022	$1,095,412

	REAL ESTATE INVESTMENT TRUSTS - 5.7%
832,000	DDR Corp.	4.2500	2/1/2026	815,714
1,569,000	GEO Group, Inc.	5.8750	1/15/2022	1,631,760
				2,447,474
	RETAIL - 7.1%
940,000	Kohl’s Corp.	3.2500	2/1/2023	903,462
2,282,000	Ruby Tuesday, Inc.	7.6250	5/15/2020	2,162,195
				3,065,657
	SEMICONDUCTORS - 4.7%
968,000	Advanced Micro Devices, Inc.	7.5000	8/15/2022	1,074,480
916,000	Amkor Technology, Inc.	6.3750	10/1/2022	953,785
8,669,000	Energy Conversion Devices, Inc. ^+#			—
				2,028,265

	TOTAL CORPORATE BONDS (Cost - $35,246,068)			29,626,280
Shares
	SHORT-TERM INVESTMENTS - 9.9%
4,249,775	Fidelity Investments Money Market Funds Government Portfolio, Class I, 0.81% *			4,249,775
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,249,775)

	TOTAL INVESTMENTS - 93.9% (Cost - $46,027,660) (a)			$40,301,107
	OTHER ASSETS LESS LIABILITIES - 6.1%			2,602,764
	NET ASSETS - 100.0%			$42,903,871

*	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $46,039,775 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,229,992
Unrealized depreciation:	(6,968,660)
Net unrealized depreciation:	$(5,738,668)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares				Value
	COMMON STOCK - 39.6%
	DIVERSIFIED FINANCIAL SERVICES - 3.5%
387,029	Och-Ziff Capital Management Group LLC			$990,794
505	PJT Partners, Inc.			20,311
				1,011,105
	INVESTMENT COMPANIES - 24.1%
115,463	Apollo Investment Corp.			737,808
31,478	Ares Capital Corp.			515,610
19,263	Compass Diversified Holdings			336,139
263,359	Fifth Street Finance Corp.			1,279,925
19,956	Oaktree Capital Group LLC			929,950
116,675	PennantPark Investment Corp.			862,228
126,900	Prospect Capital Corp.			1,030,428
55,200	Solar Capital Ltd.			1,207,224
				6,899,312
	PRIVATE EQUITY - 12.0%
68,900	Apollo Global Management LLC			1,822,405
20,211	Blackstone Group LP			674,037
51,000	KKR & Co. LP			948,600
				3,445,042
	TOTAL COMMON STOCK (Cost - $13,792,721)			11,355,459

	EXCHANGE TRADED FUNDS - 9.2%
	DEBT FUNDS - 2.9%
9,437	iShares iBoxx $ High Yield Corporate Bond ETF			834,136

	EQUITY FUNDS - 6.3%
31,919	Financial Select Sector SPDR Fund			787,442
22,175	iShares Mortgage Real Estate Capped ETF			1,028,477
				1,815,919

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,580,260)			2,650,055

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 6.1%
	BIOTECHNOLOGY - 3.5%
$1,115,000	PDL BioPharma, Inc.	2.7500	12/1/2021	1,003,500

	ELECTRONICS - 2.6%
1,176,000	Fluidigm Corp.	2.7500	2/1/2034	729,120

	TOTAL CONVERTIBLE BONDS (Cost - $1,866,871)			1,732,620

	CORPORATE BONDS - 39.6%
	APPAREL - 3.1%
955,000	Under Armour, Inc.	3.2500	6/15/2026	894,838

	AUTO PARTS & EQUIPMENT - 4.4%
1,209,000	Titan International, Inc.	6.8750	10/1/2020	1,254,337

	COMMERCIAL SERVICES - 3.1%
944,000	Rent-A-Center, Inc.	6.6250	11/15/2020	885,000

	DIVERSIFIED FINANCIAL SERVICES - 7.9%
1,629,000	Community Choice Financial, Inc.	10.7500	5/1/2019	1,400,940
814,000	Enova International, Inc.	9.7500	6/1/2021	846,560
				2,247,500

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 39.6% (Continued)
	ELECTRIC - 3.5%
$1,005,000	Dynergy, Inc.	7.3750	11/1/2022	$992,437

	HOME BUILDERS - 2.6%
712,000	Beazer Homes USA, Inc.	7.2500	2/1/2023	745,820

	MINING - 0.0%
2,375,395	Molycorp, Inc. +	10.0000	6/1/2020	238

	OIL & GAS - 2.4%
953,000	Transocean, Inc.	6.8000	3/15/2038	695,690

	REAL ESTATE INVESTEMENT TRUSTS - 1.9%
563,000	DDR Corp.	4.2500	2/1/2026	551,979

	RETAIL - 2.5%
741,000	Ruby Tuesday, Inc.	7.6250	5/15/2020	702,098

	SEMICONDUCTORS - 2.8%
731,000	Advanced Micro Devices, Inc.	7.5000	8/15/2022	811,410
5,543,000	Energy Conversion Devices, Inc. ^+#			—
				811,410
	TELECOMMUNICATIONS - 5.4%
1,233,000	Sprint Capital Corp.	8.7500	3/15/2032	1,553,580

	TOTAL CORPORATE BONDS (Cost - $14,435,777)			11,334,927

Shares
	SHORT-TERM INVESTMENTS - 4.7%
1,358,643	Fidelity Investments Money Market Funds Government Portfolio, Class I, 0.81% *			1,358,643
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,358,643)

	TOTAL INVESTMENTS - 99.2% (Cost - $34,034,272) (a)			$28,431,704
	OTHER ASSETS LESS LIABILITIES - 0.8%			234,041
	NET ASSETS - 100.0%			$28,665,745

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

*	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily. ^ The security is illiquid; total illiquid securities represent 0.00% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $33,967,577 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,292,841
Unrealized depreciation:	(6,828,714)
Net unrealized depreciation:	$(5,535,873)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Principal		Coupon Rate (%)		Maturity	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 95.3%
	FEDERAL HOME LOAN MORTGAGE ASSOCIATION - 62.7%
$2,273,210	Freddie Mac Gold Pool	4.000		1/1/2047	$2,392,571
73,643	Freddie Mac REMICS	4.000		8/15/2040	10,288
406,398	Freddie Mac REMICS	4.941	*	7/15/2039	64,514
1,176,368	Freddie Mac REMICS	5.421	*	9/15/2036	246,181
252,911	Freddie Mac REMICS	5.441	*	12/15/2039	34,160
1,243,430	Freddie Mac REMICS	5.491	*	4/15/2036	238,825
30,812	Freddie Mac REMICS	5.641	*	9/15/2039	4,247
49,321	Freddie Mac REMICS	11.619	*	12/15/2032	62,903
915	Freddie Mac REMICS	12.082	*	9/15/2034	935
116,386	Freddie Mac Strips	7.000		4/1/2027	23,869
					3,078,493
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 27.1%
101,634	Fannie Mae Interest Strip	4.500		11/25/2039	21,094
225,501	Fannie Mae Interest Strip	4.500		11/25/2039	51,426
2,703,284	Fannie Mae Interest Strip	5.000		8/25/2035	504,078
439,662	Fannie Mae Interest Strip	5.000		11/25/2040	93,472
30,936	Fannie Mae Interest Strip	5.000		3/25/2041	5,632
88,632	Fannie Mae Interest Strip	7.500		7/25/2022	11,897
24,114	Fannie Mae Interest Strip	7.500		9/25/2037	6,306
55,165	Fannie Mae Interest Strip	8.000		7/25/2024	10,990
72,780	Fannie Mae Interest Strip	8.500		10/25/2025	15,674
567,806	Fannie Mae REMICS	3.000		2/25/2033	80,959
62,260	Fannie Mae REMICS	4.500	*	12/25/2041	13,258
368,876	Fannie Mae REMICS	4.654	*	8/25/2037	62,260
153,967	Fannie Mae REMICS	4.944	*	10/25/2042	26,698
224,130	Fannie Mae REMICS	5.284	*	5/25/2037	30,478
687,138	Fannie Mae REMICS	5.934	*	7/25/2037	148,763
374,641	Fannie Mae REMICS	6.384	*	4/25/2034	87,623
157,665	Fannie Mae REMICS	6.500		5/25/2033	38,887
190,798	Fannie Mae REMICS	6.784	*	9/25/2023	25,726
230,834	Fannie Mae REMICS	7.034	*	6/25/2033	56,401
30,837	Fannie Mae REMICS	11.808	*	7/25/2034	39,339
					1,330,961
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.5%
975,717	Government National Mortgage Association	4.000		4/20/2042	205,068
41,006	Government National Mortgage Association	5.000		3/20/2039	2,906
45,619	Government National Mortgage Association	7.773	*	4/20/2034	47,843
11,437	Government National Mortgage Association, Inverse Floater	22.517	*	11/16/2024	15,993
					271,810

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost - $4,609,956)				4,681,264

	PRIVATE COLLATERALIZED MORTGAGE OBLIGATION - 0.1%
3,843	ML Trust XLIV	9.000		8/20/2020	4,042
	TOTAL PRIVATE COLLATERALIZED MORTGAGE OBLIGATION (Cost - $3,842)				4,042

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 12.0%
587,614	Fidelity Investments Money Market Funds Government Portfolio, Class I, 0.81% **	$587,614
	TOTAL SHORT-TERM INVESTMENTS (Cost - $587,614)	587,614

	TOTAL INVESTMENTS - 107.4% (Cost - $5,201,412) (a)	$5,272,920
	LIABILITIES LESS OTHER ASSETS - (7.4)%	(361,611)
	NET ASSETS - 100.0%	$4,911,309

*	Floating or variable rate security; rate shown represents the rate at June 30, 2017.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

REMICS - Real Estate Mortgage Investment Conduit.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, excluding futures, is $5,201,412 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$112,440
Unrealized depreciation:	(40,932)
Net unrealized appreciation:	$71,508

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2017

		Catalyst/MAP	Catalyst/Princeton	Catalyst/Princeton
	Catalyst Insider	Global Balanced	Floating Rate	Unconstrained
	Income Fund	Fund	Income Fund	Hedged Income Fund

ASSETS:
Investment in Securities, at Cost	$2,428,759	$22,437,159	$29,978,307	$1,740,244
Investment in Securities, at Value	$2,418,674	$24,615,958	$27,909,944	$1,624,032
Receivable for securities sold	—	—	9,922,171	173,195
Receivable for Fund shares sold	—	5,000	—	—
Dividends and interest receivable	26,959	218,863	217,353	20,278
Due from Manager	8,223	—	—	13,319
Prepaid expenses and other assets	9,393	43,430	34,506	7,807
Total Assets	2,463,249	24,883,251	38,083,974	1,838,631

LIABILITIES:
Options written (premiums received $0, $60,078, $0, $0)	—	110,600	—	—
Management fees payable	—	16,633	12,863	—
Due to custodian	—	—	6,167,820	13,388
Payable for securities purchased	—	—	6,707,800	84,250
Payable for Fund shares redeemed	—	89,688	—	87
Administration fees payable	396	2,922	2,898	1,295
Trustee fee payable	2,523	2,522	5,012	33
Accrued 12b-1 fees	1,857	24,399	12,179	1,430
Accrued expenses and other liabilities	17,876	24,050	25,273	18,547
Total Liabilities	22,652	270,814	12,933,845	119,030

Net Assets	$2,440,597	$24,612,437	$25,150,129	$1,719,601

NET ASSETS CONSIST OF:
Paid in capital	$2,488,066	$22,483,006	$33,371,956	$1,905,385
Undistributed net investment income	378	2,041	1,232	1,744
Accumulated net realized loss on investments, options written, foreign currency transactions	(37,762)	—	(6,154,696)	(71,316)
Net unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(10,085)	2,127,390	(2,068,363)	(116,212)
Net Assets	$2,440,597	$24,612,437	$25,150,129	$1,719,601

Class A
Net Assets	$1,551,053	$12,350,509	$6,763,519	$29,642
Shares of beneficial interest outstanding (a)	167,277	1,032,928	726,128	3,317
Net asset value per share	$9.27	$11.96	$9.31	$8.94
Maximum offering price per share (b)	$9.73	$12.69	$9.77	$9.39
Minimum redemption price per share (c)	$9.18	$11.84	$9.22	$8.85

Class C
Net Assets	$407,869	$6,168,828	$7,534,112	$1,147,401
Shares of beneficial interest outstanding (a)	44,074	519,461	811,263	128,776
Net asset value, offering price and redemption price per share	$9.25	$11.88	$9.29	$8.91

Class I
Net Assets	$481,675	$6,093,100	$10,852,498	$542,558
Shares of beneficial interest outstanding (a)	51,952	508,873	1,164,112	60,860
Net asset value, offering price and redemption price per share	$9.27	$11.97	$9.32	$8.91

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund, excluding the Catalyst/MAP Global Balanced Fund which imposes 5.75%

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2017

		Catalyst/SMH	Catalyst/Stone
	Catalyst/SMH	Total Return	Beach Income
	High Income Fund	Income Fund	Opportunity Fund

ASSETS:
Investment in Securities, at Cost	$46,027,660	$34,034,272	$5,201,412
Investment in Securities, at Value	$40,301,107	$28,431,704	$5,272,920
Cash	—	21,174	—
Receivable for securities sold	1,010,915	—	10,352,031
Receivable for Fund shares sold	1,049,772	—	—
Dividends and interest receivable	561,291	275,738	32,118
Due from Manager	—	—	114
Deposits with Broker	—	—	20,321
Prepaid expenses and other assets	49,121	28,886	5,157
Total Assets	42,972,206	28,757,502	15,682,661

LIABILITIES:
Management fees payable	26,895	20,547	—
Payable for securities purchased	—	13,746	10,747,677
Payable for Fund shares redeemed	3,872	1,428	—
Administration fees payable	2,865	1,492	1,362
Trustee fee payable	2,527	2,528	2,529
Accrued 12b-1 fees	9,932	30,096	397
Accrued expenses and other liabilities	22,244	21,920	19,387
Total Liabilities	68,335	91,757	10,771,352

Net Assets	$42,903,871	$28,665,745	$4,911,309

NET ASSETS CONSIST OF:
Paid in capital	$76,351,885	$50,489,584	$5,008,903
Undistributed net investment income	16,921	66,695	—
Accumulated net realized loss on investments and futures	(27,738,382)	(16,287,966)	(169,102)
Net unrealized appreciation (depreciation) on investments and futures	(5,726,553)	(5,602,568)	71,508
Net Assets	$42,903,871	$28,665,745	$4,911,309

Class A
Net Assets	$20,214,025	$8,798,551	$655,847
Shares of beneficial interest outstanding (a)	5,237,003	1,968,195	68,433
Net asset value per share	$3.86	$4.47	$9.58
Maximum offering price per share (b)	$4.05	$4.74	$10.06
Minimum redemption price per share (c)	$3.82	$4.43	$9.48

Class C
Net Assets	$10,615,084	$9,881,457	$178,222
Shares of beneficial interest outstanding (a)	2,747,670	2,212,146	18,619
Net asset value, offering price and redemption price per share	$3.86	$4.47	$9.57

Class I
Net Assets	$12,074,762	$9,985,737	$4,077,240
Shares of beneficial interest outstanding (a)	3,126,359	2,237,765	425,659
Net asset value, offering price and redemption price per share	$3.86	$4.46	$9.58

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund excluding the Catalyst/SMH Total Return Fund which impose a 5.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2017

		Catalyst/MAP	Catalyst/Princeton	Catalyst/Princeton
	Catalyst Insider	Global Balanced	Floating Rate	Unconstrained Hedged
	Income Fund	Fund	Income Fund	Income Fund

Investment Income:
Dividend Income	$—	$560,079	$52,251	$5,728
Interest Income	39,517	290,209	1,382,217	71,869
Foreign tax withheld	—	(27,046)	—	—
Total Investment Income	39,517	823,242	1,434,468	77,597

Operating Expenses:
Investment management fees	12,624	241,998	264,979	17,263
12b-1 Fees:
Class A	2,347	33,522	17,637	185
Class C	1,129	69,451	63,083	7,674
Audit fees	14,250	14,751	14,251	14,251
Registration fees	9,483	24,707	29,183	3,896
Trustees’ fees	7,778	8,767	10,267	8,274
Administration fees	7,505	18,580	23,165	8,924
Compliance officer fees	5,376	8,815	8,501	7,875
Management Services fees	4,888	10,583	11,316	5,301
Legal fees	4,813	5,217	7,110	11,243
Custody fees	4,426	4,655	7,203	5,400
Printing expense	1,849	5,417	3,479	5,038
Networking fees	1,202	15,477	16,829	1,306
Insurance expense	—	328	376	15
Interest expense	—	—	11,313	—
Miscellaneous expense	918	1,228	1,110	926
Total Operating Expenses	78,588	463,496	489,802	97,571
Less: Expenses waived/reimbursed by Manager	(64,156)	(47,794)	(105,951)	(71,681)
Net Operating Expenses	14,432	415,702	383,851	25,890

Net Investment Income	25,085	407,540	1,050,617	51,707

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	3,286	(2,833)	(914,719)	(66,383)
Options written	—	6,473	—	—
Foreign currency transactions	—	(4,020)	—	—
Net realized gain (loss)	3,286	(380)	(914,719)	(66,383)

Net change in unrealized appreciation (depreciation) on:
Investments	6,010	1,637,769	1,854,739	(14,557)
Options written	—	(61,948)	—	—
Foreign currency translations	—	(298)	—	—
Net change in unrealized appreciation (depreciation)	6,010	1,575,523	1,854,739	(14,557)

Net Realized and Unrealized Gain (Loss) on Investments	9,296	1,575,143	940,020	(80,940)

Net Increase (Decrease) in Net Assets Resulting From Operations	$34,381	$1,982,683	$1,990,637	$(29,233)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2017

		Catalyst/SMH	Catalyst/Stone
	Catalyst/SMH	Total Return	Beach Income
	High Income Fund	Income Fund	Opportunity Fund

Investment Income:
Dividend Income	$30,399	$836,557	$—
Interest Income	3,242,630	854,046	204,603
Total Investment Income	3,273,029	1,690,603	204,603

Operating Expenses:
Investment management fees	443,746	228,289	55,853
12b-1 fees:
Class A	54,899	15,028	1,018
Class C	127,441	92,174	2,236
Administration fees	22,202	13,023	13,390
Management Services fees	15,693	10,163	6,019
Registration fees	22,876	33,004	4,880
Networking fees	19,539	12,418	808
Audit fees	14,251	14,251	14,514
Custody fees	5,699	3,883	8,757
Printing expense	6,104	6,418	1,499
Compliance officer fees	9,183	8,703	8,395
Trustees’ fees	8,873	8,774	7,785
Legal fees	5,868	5,468	6,013
Insurance expense	246	—	84
Miscellaneous expense	973	1,844	1,411
Total Operating Expenses	757,593	453,440	132,662
Less: Expenses waived/reimbursed by Manager	(42,314)	(49,071)	(71,302)
Net Operating Expenses	715,279	404,369	61,360

Net Investment Income	2,557,750	1,286,234	143,243

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(2,521,827)	400,778	(49,074)
Options purchased	—	—	(27,123)
Options written	—	—	1,038
Futures	—	—	41,421
Net realized gain (loss)	(2,521,827)	400,778	(33,738)

Net change in unrealized appreciation (depreciation) on:
Investments	6,365,240	3,319,160	(78,624)
Futures	—	—	2,984
Net change in unrealized appreciation (depreciation)	6,365,240	3,319,160	(75,640)

Net Realized and Unrealized Gain (Loss) on Investments	3,843,413	3,719,938	(109,378)

Net Increase in Net Assets Resulting From Operations	$6,401,163	$5,006,172	$33,865

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

			Catalyst/MAP Global		Catalyst/Princeton Floating
	Catalyst Insider Income Fund		Balanced Fund		Rate Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operations:
Net investment income	$25,085	$18,431	$407,540	$226,543	$1,050,617	$1,768,898
Net realized gain (loss) on investments	3,286	(11,776)	(380)	564,543	(914,719)	(3,133,153)
Net change in unrealized appreciation (depreciation) on investments	6,010	(32,695)	1,575,523	(621,281)	1,854,739	(3,027,308)
Net increase (decrease) in net assets resulting from operations	34,381	(26,040)	1,982,683	169,805	1,990,637	(4,391,563)

Distributions to Shareholders from:
Net investment income
Class A	(18,343)	(10,520)	(234,295)	(167,032)	(283,443)	(729,426)
Class C	(1,714)	(1,991)	(70,845)	(40,993)	(211,829)	(221,602)
Class I	(4,786)	(5,784)	(99,330)	(19,078)	(554,113)	(862,222)
Net realized gains
Class A	—	—	(307,696)	(47,291)	—	—
Class C	—	—	(141,187)	(18,285)	—	—
Class I	—	—	(71,728)	(619)	—	—
Return of capital
Class A	—	—	—	—	—	(139,597)
Class C	—	—	—	—	—	(96,381)
Class I	—	—	—	—	—	(98,007)

Total distributions to shareholders	(24,843)	(18,295)	(925,081)	(293,298)	(1,049,385)	(2,147,235)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,710,001	299,896	5,246,559	3,119,158	6,349,154	2,022,350
Class C	406,030	174,868	1,940,669	4,014,880	3,560,565	2,048,475
Class I	324,935	40,620	3,912,984	2,380,407	21,187,499	2,309,955
Reinvestment of distributions
Class A	12,273	10,011	483,659	186,180	200,760	624,732
Class C	1,122	1,981	177,713	47,545	175,792	266,629
Class I	2,890	3,458	139,212	15,787	521,520	894,230
Cost of shares redeemed
Class A	(565,279)	(313,925)	(6,865,072)	(4,531,200)	(6,421,669)	(18,805,495)
Class C	(89,054)	(107,532)	(3,086,533)	(1,394,631)	(1,764,058)	(3,198,495)
Class I	(55,501)	(159,106)	(624,144)	(59,363)	(15,476,927)	(27,484,899)
Capital Contribution (Note 3)
Class A	—	—	—	—	20,543	37,934
Class C	—	—	—	—	15,468	31,966
Class I	—	—	—	—	19,799	26,385
Net increase (decrease) in net assets from share transactions of beneficial interest	1,747,417	(49,729)	1,325,047	3,778,763	8,388,446	(41,226,233)

Total Increase (Decrease) in Net Assets	1,756,955	(94,064)	2,382,649	3,655,270	9,329,698	(47,765,031)

Net Assets:
Beginning of year	683,642	777,706	22,229,788	18,574,518	15,820,431	63,585,462
End of year*	$2,440,597	$683,642	$24,612,437	$22,229,788	$25,150,129	$15,820,431
* Includes undistributed net investment income at end of year of:	$378	$136	$2,041	$416	$1,232	$—

Share Activity:
Class A
Shares Sold	184,763	32,112	452,370	275,871	681,535	209,030
Shares Reinvested	1,324	1,098	42,084	16,562	21,565	67,014
Shares Redeemed	(61,041)	(34,027)	(591,210)	(399,886)	(685,349)	(2,044,635)
Net increase (decrease) in shares of Beneficial interest	125,046	(817)	(96,756)	(107,453)	17,751	(1,768,591)

Class C
Shares Sold	43,710	18,564	169,104	356,660	384,403	224,364
Shares Reinvested	121	218	15,589	4,247	18,921	29,197
Shares Redeemed	(9,623)	(11,979)	(267,837)	(123,983)	(191,310)	(343,247)
Net increase (decrease) in shares of Beneficial interest	34,208	6,803	(83,144)	236,924	212,014	(89,686)

Class I
Shares Sold	34,893	4,358	334,100	207,358	2,274,938	240,609
Shares Reinvested	312	377	12,006	1,395	55,775	94,475
Shares Redeemed	(5,983)	(16,964)	(54,259)	(5,285)	(1,650,149)	(2,986,314)
Net increase (decrease) in shares of Beneficial interest	29,222	(12,229)	291,847	203,468	680,564	(2,651,230)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Princeton Unconstrained
	Hedged Income Fund		Catalyst/SMH High Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operations:
Net investment income	$51,707	$37,914	$2,557,750	$2,273,314
Net realized gain (loss) on investments	(66,383)	10,255	(2,521,827)	(8,609,874)
Net change in unrealized appreciation (depreciation) on investments	(14,557)	(89,481)	6,365,240	3,327,376
Net increase (decrease) in net assets resulting from operations	(29,233)	(41,312)	6,401,163	(3,009,184)

Distributions to Shareholders from:
Net investment income
Class A	(3,000)	(20,928)	(1,282,561)	(1,117,526)
Class C	(25,365)	(4,523)	(656,269)	(932,979)
Class I	(22,975)	(12,232)	(601,999)	(222,809)
Net realized gains
Class A	—	(16,094)	—	—
Class C	—	(3,918)	—	—
Class I	—	(7,213)	—	—
Return of capital
Class A	—	—	—	(48,676)
Class C	—	—	—	(30,143)
Class I	—	—	—	(11,264)

Total distributions to shareholders	(51,340)	(64,908)	(2,540,829)	(2,363,397)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	60,435	110,341	17,099,629	6,059,722
Class C	1,657,720	32,349	15,505,723	7,005,711
Class I	693,660	28,728	25,588,912	2,099,692
Reinvestment of distributions
Class A	3,003	36,959	770,208	631,797
Class C	22,858	8,295	417,645	564,429
Class I	11,908	12,142	395,990	113,013
Cost of shares redeemed
Class A	(226,553)	(368,709)	(15,038,976)	(4,983,025)
Class C	(562,133)	(89,500)	(18,354,718)	(7,895,181)
Class I	(417,293)	(7,399)	(17,632,258)	(871,721)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,243,605	(236,794)	8,752,155	2,724,437

Total Increase (Decrease) in Net Assets	1,163,032	(343,014)	12,612,489	(2,648,144)

Net Assets:
Beginning of year	556,569	899,583	30,291,382	32,939,526
End of year*	$1,719,601	$556,569	$42,903,871	$30,291,382
* Includes undistributed net investment income at the end of year of:	$1,744	$392	$16,921	$—

Share Activity:
Class A
Shares Sold	6,564	11,454	4,542,065	1,829,256
Shares Reinvested	325	4,309	203,255	195,417
Shares Redeemed	(24,405)	(43,377)	(3,922,538)	(1,523,991)
Net increase (decrease) in shares of Beneficial interest	(17,516)	(27,614)	822,782	500,682

Class C
Shares Sold	177,783	3,411	4,155,586	2,151,836
Shares Reinvested	2,492	965	110,763	175,349
Shares Redeemed	(62,075)	(10,079)	(4,886,618)	(2,346,579)
Net increase (decrease) in shares of Beneficial interest	118,200	(5,703)	(620,269)	(19,394)

Class I
Shares Sold	73,993	3,321	6,657,246	660,429
Shares Reinvested	1,292	1,414	102,632	35,349
Shares Redeemed	(45,233)	(758)	(4,616,460)	(254,638)
Net increase in shares of Beneficial interest	30,052	3,977	2,143,418	441,140

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/SMH Total		Catalyst/Stone Beach
	Return Income Fund		Income Opportunity Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operations:
Net investment income	$1,286,234	$1,423,453	$143,243	$101,097
Net realized gain (loss) on investments	400,778	(6,460,341)	(33,738)	(181,553)
Net change in unrealized appreciation (depreciation) on investments	3,319,160	1,666,065	(75,640)	137,303
Net increase (decrease) in net assets resulting from operations	5,006,172	(3,370,823)	33,865	56,847

Distributions to Shareholders from:
Net investment income
Class A	(301,894)	(389,286)	(7,273)	(5,227)
Class C	(411,624)	(558,341)	(3,938)	(2,843)
Class I	(409,345)	(395,597)	(89,262)	(75,457)
Net realized gains
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Return of capital
Class A	(69,051)	(66,104)	(7,607)	(610)
Class C	(70,085)	(107,039)	(1,875)	(665)
Class I	(82,651)	(83,104)	(49,168)	(21,340)

Total distributions to shareholders	(1,344,650)	(1,599,471)	(159,123)	(106,142)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	7,973,332	794,478	743,910	119,981
Class C	1,081,975	686,732	283,933	241,981
Class I	4,579,861	1,042,410	1,120,608	2,604,109
Reinvestment of distributions
Class A	192,767	203,953	14,068	5,247
Class C	396,034	525,320	5,813	3,483
Class I	165,009	137,537	120,505	91,190
Cost of shares redeemed
Class A	(4,949,112)	(3,447,748)	(221,759)	(359,994)
Class C	(1,577,538)	(3,712,133)	(311,488)	(78,223)
Class I	(1,745,274)	(1,456,752)	(1,270,758)	(349,842)
Net increase (decrease) in net assets from share transactions of beneficial interest	6,117,054	(5,226,203)	484,832	2,277,932

Total Increase (Decrease) in Net Assets	9,778,576	(10,196,497)	359,574	2,228,637

Net Assets:
Beginning of year	18,887,169	29,083,666	4,551,735	2,323,098
End of year*	$28,665,745	$18,887,169	$4,911,309	$4,551,735
* Includes undistributed/accumulated net investment income (loss) at end of year of:	$66,695	$204,727	$—	$(99,580)

Share Activity:
Class A
Shares Sold	1,829,475	223,598	76,529	11,916
Shares Reinvested	44,547	56,070	1,458	532
Shares Redeemed	(1,149,076)	(935,031)	(22,941)	(35,885)
Net increase (decrease) in shares of Beneficial interest	724,946	(655,363)	55,046	(23,437)

Class C
Shares Sold	246,395	182,216	29,160	24,417
Shares Reinvested	92,273	145,975	602	355
Shares Redeemed	(371,191)	(949,573)	(32,148)	(7,906)
Net increase (decrease) in shares of Beneficial interest	(32,523)	(621,382)	(2,386)	16,866

Class I
Shares Sold	1,043,590	291,355	115,153	265,169
Shares Reinvested	38,128	38,267	12,466	9,290
Shares Redeemed	(397,587)	(381,045)	(130,180)	(35,478)
Net increase (decrease) in shares of Beneficial interest	684,131	(51,423)	(2,561)	238,981

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.14	$9.59	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.19	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.11	(0.45)	(0.42)
Total from investment operations	0.30	(0.24)	(0.24)
LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.21)	(0.17)
Total distributions	(0.17)	(0.21)	(0.17)
Net asset value, end of period	$9.27	$9.14	$9.59
Total return (C)	3.29%	(2.47)%	(2.32	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,551	$386	$413
Ratios to average net assets
Expenses, before waiver and reimbursement	6.09%	7.88%	14.20	% (E)
Expenses, net waiver and reimbursement	1.11%	1.45%	1.45	% (E)
Net investment (loss), before waiver and reimbursement	(2.96)%	(4.13)%	(10.73	)% (E)
Net investment income, net waiver and reimbursement	2.01%	2.34%	2.02	% (E)
Portfolio turnover rate	35%	52%	58	% (D)

	Class C (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.14	$9.59	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.13	0.15	0.10
Net realized and unrealized gain (loss) on investments	0.09	(0.45)	(0.40)
Total from investment operations	0.22	(0.30)	(0.30)
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.15)	(0.11)
Total distributions	(0.11)	(0.15)	(0.11)
Net asset value, end of period	$9.25	$9.14	$9.59
Total return (C)	2.45%	(3.16)%	(2.94	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$408	$90	$29
Ratios to average net assets
Expenses, before waiver and reimbursement	6.84%	8.63%	14.95	% (E)
Expenses, net waiver and reimbursement	1.86%	2.20%	2.20	% (E)
Net investment (loss), before waiver and reimbursement	(3.72)%	(4.79)%	(11.66	)% (E)
Net investment income, net waiver and reimbursement	1.36%	1.68%	1.09	% (E)
Portfolio turnover rate	35%	52%	58	% (D)

(A)	The Catalyst Insider Income Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.14	$9.59	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.20	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.12	(0.45)	(0.40)
Total from investment operations	0.32	(0.22)	(0.21)
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.23)	(0.20)
Total distributions	(0.19)	(0.23)	(0.20)
Net asset value, end of period	$9.27	$9.14	$9.59
Total return (C)	3.52%	(2.22)%	(2.10	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$482	$208	$335
Ratios to average net assets
Expenses, before waiver and reimbursement	5.84%	7.63%	13.95	% (E)
Expenses, net waiver and reimbursement	0.86%	1.20%	1.20	% (E)
Net investment (loss), before waiver and reimbursement	(3.29)%	(3.77)%	(10.58	)% (E)
Net investment income, net waiver and reimbursement	2.18%	2.55%	2.17	% (E)
Portfolio turnover rate	35%	52%	58	% (D)

(A)	The Catalyst Insider Income Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$11.42	$11.50	$12.09	$10.88	$10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.21	0.16	0.17	0.16	0.22
Net realized and unrealized gain (loss) on investments	0.77	(0.05)	(0.25)	1.50	0.90
Total from investment operations	0.98	0.11	(0.08)	1.66	1.12
LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.15)	(0.16)	(0.21)	(0.33)
From net realized gains on investments	(0.23)	(0.04)	(0.35)	(0.24)	(0.05)
Total distributions	(0.44)	(0.19)	(0.51)	(0.45)	(0.38)
Net asset value, end of year	$11.96	$11.42	$11.50	$12.09	$10.88
Total return (B)	8.82%	1.00%	(0.57)%	15.51%	11.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,351	$12,906	$14,233	$14,158	$9,626
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.74%	1.83%	1.76%	1.83%	1.98%
Expenses, net waiver and reimbursement (C)	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	1.62%	1.09%	1.25%	1.07%	1.62%
Net investment income, net waiver and reimbursement (C,D)	1.81%	1.38%	1.46%	1.36%	2.05%
Portfolio turnover rate	50%	15%	48%	42%	53%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of year	$11.36	$11.45	$12.04	$10.84	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.12	0.08	0.07	0.07	0.14
Net realized and unrealized gain (loss) on investments	0.76	(0.06)	(0.22)	1.50	0.89
Total from investment operations	0.88	0.02	(0.15)	1.57	1.03
LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.07)	(0.09)	(0.13)	(0.23)
From net realized gains on investments	(0.23)	(0.04)	(0.35)	(0.24)	(0.05)
Total distributions	(0.36)	(0.11)	(0.44)	(0.37)	(0.28)
Net asset value, end of year	$11.88	$11.36	$11.45	$12.04	$10.84
Total return (B)	7.93%	0.25%	(1.24)%	14.70%	10.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,169	$6,843	$4,186	$4,616	$2,375
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.49%	2.58%	2.51%	2.58%	2.73%
Expenses, net waiver and reimbursement (C)	2.30%	2.30%	2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C,D)	0.86%	0.44%	0.43%	0.36%	0.87%
Net investment income, net waiver and reimbursement (C,D)	1.05%	0.71%	0.64%	0.64%	1.30%
Portfolio turnover rate	50%	15%	48%	42%	53%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$11.43	$11.51	$12.09	$12.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.29	0.27	0.22	0.01
Net realized and unrealized gain (loss) on investments	0.72	(0.13)	(0.26)	0.05
Total from investment operations	1.01	0.14	(0.04)	0.06
LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.18)	(0.19)	(0.10)
From net realized gains on investments	(0.23)	(0.04)	(0.35)	—
Total distributions	(0.47)	(0.22)	(0.54)	(0.10)
Net asset value, end of period	$11.97	$11.43	$11.51	$12.09
Total return (C)	9.05%	1.25%	(0.24)%	0.51	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,093	$2,481	$156	$121
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.49%	1.58%	1.51%	1.66	% (E)
Expenses, net waiver and reimbursement (F)	1.25%	1.25%	1.25%	1.25	% (E)
Net investment income, before waiver and reimbursement (F,G)	2.14%	2.14%	1.59%	1.35	% (E)
Net investment income, net waiver and reimbursement (F,G)	2.38%	2.32%	1.85%	1.76	% (E)
Portfolio turnover rate	50%	15%	48%	42	% (D)

(A)	Catalyst/MAP Global Balanced Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2017		June 30, 2016		June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of period	$8.84		$10.10		$10.63	$10.19		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.34		0.45		0.53	0.45		0.21
Net realized and unrealized gain (loss) on investments	0.51		(1.12)		(0.53)	0.40		0.15	(F)
Total from investment operations	0.85		(0.67)		0.00	0.85		0.36
LESS DISTRIBUTIONS:
From net investment income	(0.38)		(0.41)		(0.52)	(0.41)		(0.17)
From net realized gains on investments	—		—		(0.01)	(0.00	) (G)	—
From return of capital	—		(0.18)		—	—		—
Total distributions	(0.38)		(0.59)		(0.53)	(0.41)		(0.17)
Net asset value, end of period	$9.31		$8.84		$10.10	$10.63		$10.19
Total return (C)	9.66	% (L)	(6.62	)% (L)	0.11%	8.53%		3.59	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,764		$6,264		$25,008	$31,621		$225
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H,J)	1.83%		1.77%		1.59%	1.65%		3.23	% (E)
Expenses, net waiver and reimbursement (H,J)	1.39%		1.48%		1.45%	1.40%		0.65	% (E)
Net investment income, before waiver and reimbursement (H,I)	3.24%		4.45%		5.01%	4.01%		1.27	% (E)
Net investment income, net waiver and reimbursement (H,I)	3.67%		4.74%		5.12%	4.25%		3.85	% (E)
Portfolio turnover rate	176%		44%		102%	92%		90	% (D)

	Class C (A)
	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2017		June 30, 2016		June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of period	$8.82		$10.07		$10.60	$10.19		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.29		0.31		0.45	0.36		0.15
Net realized and unrealized gain (loss) on investments	0.49		(1.05)		(0.52)	0.40		0.18	(F)
Total from investment operations	0.78		(0.74)		(0.07)	0.76		0.33
LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.35)		(0.45)	(0.35)		(0.14)
From net realized gains on investments	—		—		(0.01)	(0.00	) (G)	—
From return of capital	—		(0.16)		—	—		—
Total distributions	(0.31)		(0.51)		(0.46)	(0.35)		(0.14)
Net asset value, end of period	$9.29		$8.82		$10.07	$10.60		$10.19
Total return (C)	8.88	% (L)	(7.24	)% (L)	(0.64)%	7.56%		3.25	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$7,534		$5,284		$6,938	$8,874		$46
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H,K)	2.58%		2.54%		2.34%	2.42%		3.98	% (E)
Expenses, net waiver and reimbursement (H,K)	2.14%		2.22%		2.20%	2.17%		1.40	% (E)
Net investment income, before waiver and reimbursement (H,I)	2.65%		3.00%		4.21%	3.25%		0.52	% (E)
Net investment income, net waiver and reimbursement (H,I)	3.07%		3.31%		4.34%	3.45%		3.10	% (E)
Portfolio turnover rate	176%		44%		102%	92%		90	% (D)

(A)	The Catalyst/Princeton Floating Rate Income Fund Class A, Class C and Class I shares commenced operations on December 31, 2012.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Represents an amount less than $0.01 per share.

(H)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.78%	1.70%	1.59%	1.65%	3.23	% (E)
	Expenses, net waiver and reimbursement	1.35%	1.41%	1.45%	1.40%	0.65	% (E)

(K)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.52%	2.46%	2.34%	2.42%	3.98	% (E)
	Expenses, net waiver and reimbursement	2.10%	2.15%	2.20%	2.17%	1.40	% (E)

(L)	Includes increase from payments made by affiliated parties of 0.34% and 0.53% for the A shares and 0.34% and 0.53% for the C shares for June 30, 2017 and 2016 related to the pricing errors reimbursement. Without these transactions, total return would have been 9.32% and (7.15)% for the A shares and 8.54% and (7.77)% for the C shares for June 30, 2017 and 2016.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Floating Rate Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2017		June 30, 2016		June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of period	$8.84		$10.09		$10.63	$10.19		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.42		0.50		0.55	0.47		0.21
Net realized and unrealized gain (loss) on investments	0.46		(1.13)		(0.53)	0.40		0.16	(F)
Total from investment operations	0.88		(0.63)		0.02	0.87		0.37
LESS DISTRIBUTIONS:
From net investment income	(0.40)		(0.43)		(0.55)	(0.43)		(0.18)
From net realized gains on investments	—		—		(0.01)	(0.00	) (G)	—
From return of capital	—		(0.19)		—	—		—
Total distributions	(0.40)		(0.62)		(0.56)	(0.43)		(0.18)
Net asset value, end of period	$9.32		$8.84		$10.09	$10.63		$10.19
Total return (C)	10.05	% (K)	(6.27	)% (K)	0.27%	8.76%		3.71	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$10,853		$4,272		$31,640	$30,817		$6,689
Ratios to average net assets
Expenses, before waiver and reimbursement (H,J)	1.58%		1.47%		1.34%	1.35%		2.98	% (E)
Expenses, net waiver and reimbursement (H,J)	1.14%		1.22%		1.20%	1.10%		0.40	% (E)
Net investment income, before waiver and reimbursement (H,I)	4.17%		4.94%		5.24%	4.14%		1.52	% (E)
Net investment income, net waiver and reimbursement (H,I)	4.54%		5.19%		5.38%	4.48%		4.10	% (E)
Portfolio turnover rate	176%		44%		102%	92%		90	% (D)

(A)	The Catalyst/Princeton Floating Rate Income Fund Class A, Class C and Class I shares commenced operations on December 31, 2012.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Represents an amount less than $0.01 per share.

(H)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	1.47%	1.41%	1.34%	1.35%	2.98	% (E)
	Expenses, net waiver and reimbursement	1.10%	1.16%	1.20%	1.10%	0.40	% (E)

(K)	Includes increase from payments made by affiliated parties of 0.34% and 0.64% related to the pricing errors reimbursement for June 31, 2017 and 2016. Without these transactions, total return would have been 9.71% and (6.91)% for June 30, 2017 and 2016.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Unconstrained Hedged Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2017		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$8.95		$9.83	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.46		0.41	0.22
Net realized and unrealized gain (loss) on investments	(0.08)		(0.60)	(0.21	) (F)
Total from investment operations	0.38		(0.19)	0.01
LESS DISTRIBUTIONS:
From net investment income	(0.39)		(0.42)	(0.18)
From net realized gains on investments	—		(0.27)	—
Total distributions	(0.39)		(0.69)	(0.18)
Net asset value, end of period	$8.94		$8.95	$9.83
Total return (C)	4.19%		(1.32)%	0.08	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$30		$186	$476
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	6.90%		8.51%	18.83	% (E)
Expenses, net waiver and reimbursement (G)	1.55%		1.55%	1.55	% (E)
Net investment (loss), before waiver and reimbursement (G,H)	(2.25)%		(2.40)%	(13.81	)% (E)
Net investment income, net waiver and reimbursement (G,H)	4.98%		4.66%	3.47	% (E)
Portfolio turnover rate	802%		484%	460	% (D)

	Class C (A)
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2017		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$8.95		$9.82	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.29		0.35	0.15
Net realized and unrealized gain (loss) on investments	—	(F)	(0.59)	(0.20	) (F)
Total from investment operations	0.29		(0.24)	(0.05)
LESS DISTRIBUTIONS:
From net investment income	(0.33)		(0.36)	(0.13)
From net realized gains on investments	—		(0.27)	—
Total distributions	(0.33)		(0.63)	(0.13)
Net asset value, end of period	$8.91		$8.95	$9.82
Total return (C)	3.32	% (I)	(2.08)%	(0.45	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,147		$95	$160
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	7.65%		9.26%	19.58	% (E)
Expenses, net waiver and reimbursement (G)	2.30%		2.30%	2.30	% (E)
Net investment (loss), before waiver and reimbursement (G,H)	(1.74)%		(2.90)%	(14.83	)% (E)
Net investment income, net waiver and reimbursement (G,H)	3.12%		3.93%	2.45	% (E)
Portfolio turnover rate	802%		484%	460	% (D)

(A)	The Catalyst/Princeton Unconstrained Hedged Income Fund Class A, Class C and Class I shares commenced operations on November 7, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Unconstrained Hedged Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2017		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$8.94		$9.82	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.41		0.45	0.21
Net realized and unrealized gain (loss) on investments	(0.02)		(0.61)	(0.20	) (F)
Total from investment operations	0.39		(0.16)	0.01
LESS DISTRIBUTIONS:
From net investment income	(0.42)		(0.45)	(0.19)
From net realized gains on investments	—		(0.27)	—
Total distributions	(0.42)		(0.72)	(0.19)
Net asset value, end of period	$8.91		$8.94	$9.82
Total return (C)	4.25	% (I)	(1.05)%	0.11	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$543		$275	$264
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	6.65%		8.26%	18.58	% (E)
Expenses, net waiver and reimbursement (G)	1.30%		1.30%	1.30	% (E)
Net investment loss, before waiver and reimbursement (G,H)	(0.88)%		(1.79)%	(14.01	)% (E)
Net investment income, net waiver and reimbursement (G,H)	4.47%		5.06%	3.26	% (E)
Portfolio turnover rate	802%		484%	460	% (D)

(A)	The Catalyst/Princeton Unconstrained Hedged Income Fund Class A, Class C and Class I shares commenced operations on November 7, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$3.45	$4.20		$5.66		$6.20	$6.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.23	0.31		0.35		0.40	0.40
Net realized and unrealized gain (loss) on investments	0.40	(0.74)		(1.43)		(0.27)	(0.13)
Total from investment operations	0.63	(0.43)		(1.08)		0.13	0.27
LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.31)		(0.36)		(0.42)	(0.40)
From net realized gains on investments	—	—		—		(0.25)	(0.15)
From return of capital	—	(0.01)		(0.02)		—	—
Total distributions	(0.22)	(0.32)		(0.38)		(0.67)	(0.55)
Net asset value, end of year	$3.86	$3.45		$4.20		$5.66	$6.20
Total return (B)	18.61%	(9.27	)% (C)	(19.76	)% (C)	2.31%	4.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$20,214	$15,250		$16,435		$36,845	$67,154
Ratios to average net assets
Expenses, before waiver and reimbursement	1.55%	1.76%		1.57%		1.53%	1.47%
Expenses, net waiver and reimbursement	1.45%	1.45%		1.45%		1.45%	1.45%
Net investment income, before waiver and reimbursement	5.85%	9.10%		6.80%		6.56%	6.19%
Net investment income, net waiver and reimbursement	5.94%	9.40%		6.93%		6.64%	6.21%
Portfolio turnover rate	85%	26%		42%		63%	54%

	Class C
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$3.46	$4.20		$5.66		$6.20	$6.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20	0.28		0.30		0.35	0.35
Net realized and unrealized gain (loss) on investments	0.39	(0.72)		(1.42)		(0.26)	(0.13)
Total from investment operations	0.59	(0.44)		(1.12)		0.09	0.22
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.29)		(0.32)		(0.38)	(0.35)
From net realized gains on investments	—	—		—		(0.25)	(0.15)
From return of capital	—	(0.01)		(0.02)		—	—
Total distributions	(0.19)	(0.30)		(0.34)		(0.63)	(0.50)
Net asset value, end of year	$3.86	$3.46		$4.20		$5.66	$6.20
Total return (B)	17.38%	(9.70	)% (C)	(20.36	)% (C)	1.54%	3.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,615	$11,644		$14,228		$22,038	$29,260
Ratios to average net assets
Expenses, before waiver and reimbursement	2.30%	2.51%		2.32%		2.28%	2.22%
Expenses, net waiver and reimbursement	2.20%	2.20%		2.20%		2.20%	2.20%
Net investment income, before waiver and reimbursement	5.13%	8.13%		5.97%		5.78%	5.44%
Net investment income, net waiver and reimbursement	5.23%	8.44%		6.10%		5.86%	5.46%
Portfolio turnover rate	85%	26%		42%		63%	54%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014

Net asset value, beginning of period	$3.46	$4.20		$5.67		$6.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.23	0.32		0.36		0.40
Net realized and unrealized gain (loss) on investments	0.40	(0.73)		(1.44)		(0.26)
Total from investment operations	0.63	(0.41)		(1.08)		0.14
LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.32)		(0.37)		(0.44)
From net realized gains on investments	—	—		—		(0.25)
From return of capital	—	(0.01)		(0.02)
Total distributions	(0.23)	(0.33)		(0.39)		(0.69)
Net asset value, end of period	$3.86	$3.46		$4.20		$5.67
Total return (C)	18.56%	(8.77	)% (F)	(19.70	)% (F)	2.43	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,075	$3,398		$2,276		$1,443
Ratios to average net assets
Expenses, before waiver and reimbursement	1.30%	1.51%		1.32%		1.28	% (E)
Expenses, net waiver and reimbursement	1.20%	1.20%		1.20%		1.20	% (E)
Net investment income, before waiver and reimbursement	5.95%	9.62%		7.40%		6.67	% (E)
Net investment income, net waiver and reimbursement	6.03%	9.92%		7.52%		6.75	% (E)
Portfolio turnover rate	85%	26%		42%		63	% (D)

(A)	The Catalyst/SMH High Income Fund Class I shares commenced operations on July 1, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$3.75	$4.57	$6.15		$6.05	$5.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.26	0.27	0.34		0.40	0.31
Net realized and unrealized gain (loss) on investments	0.72	(0.78)	(1.58)		0.07	0.46
Total from investment operations	0.98	(0.51)	(1.24)		0.47	0.77
LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.26)	(0.29)		(0.31)	(0.31)
From return of capital	(0.04)	(0.05)	(0.05)		(0.06)	—
Total distributions	(0.26)	(0.31)	(0.34)		(0.37)	(0.31)
Net asset value, end of year	$4.47	$3.75	$4.57		$6.15	$6.05
Total return (B)	26.47%	(10.60)%	(20.68	)% (E)	7.92%	14.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,799	$4,660	$8,674		$22,722	$23,408
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.76%	1.91%	1.60%		1.59%	1.55%
Expenses, net waiver and reimbursement (C)	1.55%	1.56%	1.55%		1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	5.77%	7.05%	6.12%		6.36%	5.32%
Net investment income, net waiver and reimbursement (C,D)	5.98%	7.39%	6.17%		6.40%	5.32%
Portfolio turnover rate	32%	4%	42%		72%	60%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$3.75	$4.57	$6.15		$6.04	$5.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.25	0.30		0.35	0.27
Net realized and unrealized gain (loss) on investments	0.72	(0.79)	(1.58)		0.08	0.45
Total from investment operations	0.94	(0.54)	(1.28)		0.43	0.72
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.23)	(0.25)		(0.26)	(0.27)
From return of capital	(0.03)	(0.05)	(0.05)		(0.06)	—
Total distributions	(0.22)	(0.28)	(0.30)		(0.32)	(0.27)
Net asset value, end of year	$4.47	$3.75	$4.57		$6.15	$6.04
Total return (B)	25.56%	(11.29)%	(21.28	)% (E)	7.29%	13.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,881	$8,413	$13,088		$22,517	$22,077
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.51%	2.65%	2.35%		2.34%	2.30%
Expenses, net waiver and reimbursement (C)	2.30%	2.30%	2.30%		2.30%	2.30%
Net investment income, before waiver and reimbursement (C)(D)	4.89%	6.29%	5.45%		5.64%	4.57%
Net investment income, net waiver and reimbursement (C)(D)	5.11%	6.64%	5.50%		5.67%	4.57%
Portfolio turnover rate	32%	4%	42%		72%	60%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$3.74	$4.56	$6.14		$6.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.26	0.28	0.36		0.45
Net realized and unrealized gain (loss) on investments	0.72	(0.79)	(1.58)		(0.01	)(F)
Total from investment operations	0.98	(0.51)	(1.22)		0.44
LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.26)	(0.31)		(0.33)
From return of capital	(0.03)	(0.05)	(0.05)		(0.06)
Total distributions	(0.26)	(0.31)	(0.36)		(0.39)
Net asset value, end of period	$4.46	$3.74	$4.56		$6.14
Total return (C)	26.83%	(10.40)%	(20.51	)% (I)	7.31	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,986	$5,813	$7,321		$1,602
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.51%	1.65%	1.35%		1.34	% (E)
Expenses, net waiver and reimbursement (G)	1.30%	1.30%	1.30%		1.30	% (E)
Net investment income, before waiver and reimbursement (G)(H)	5.92%	7.26%	6.80%		7.28	% (E)
Net investment income, net waiver and reimbursement (G)(H)	6.13%	7.64%	6.86%		7.34	% (E)
Portfolio turnover rate	32%	4%	42%		72	% (D)

(A)	The Catalyst/SMH Total Return Income Fund Class I shares commenced operations on July 1, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.84	$10.10	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.31	0.32	0.19
Net realized and unrealized gain (loss) on investments	(0.24)	(0.26)	0.10	(F)
Total from investment operations	0.07	0.06	0.29
LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.27)	(0.19)
From return of capital	(0.12)	(0.05)	—
Total distributions	(0.33)	(0.32)	(0.19)
Net asset value, end of period	$9.58	$9.84	$10.10
Total return (C)	0.69%	0.64%	2.95	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$656	$132	$372
Ratios to average net assets
Expenses, before waiver and reimbursement	3.16%	3.93%	6.56	% (E)
Expenses, net waiver and reimbursement	1.55%	1.55%	1.55	% (E)
Net investment income (loss), before waiver and reimbursement	1.67%	0.76%	(1.61	)% (E)
Net investment income, net waiver and reimbursement	3.13%	3.31%	3.41	% (E)
Portfolio turnover rate	41%	78%	19	% (D)

	Class C (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.83	$10.08	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.21	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.22)	(0.23)	0.05	(F)
Total from investment operations	(0.01)	0.00	0.23
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.22)	(0.15)
From return of capital	(0.09)	(0.03)	—
Total distributions	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$9.57	$9.83	$10.08
Total return (C)	(0.08)%	0.02%	2.31	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$178	$207	$42
Ratios to average net assets
Expenses, before waiver and reimbursement	3.91%	4.68%	7.31	% (E)
Expenses, net waiver and reimbursement	2.30%	2.30%	2.30	% (E)
Net investment income (loss), before waiver and reimbursement	0.54%	(0.04)%	(2.36	)% (E)
Net investment income, net waiver and reimbursement	2.16%	2.38%	2.66	% (E)
Portfolio turnover rate	41%	78%	19	% (D)

(A)	The Catalyst/Stone Beach Income Opportunity Fund Class A, Class C and Class I shares commenced operations on November 20, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.84	$10.09	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.32	0.31	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	(0.21)	0.07	(F)
Total from investment operations	0.09	0.10	0.30
LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.30)	(0.21)
From return of capital	(0.12)	(0.05)	—
Total distributions	(0.35)	(0.35)	(0.21)
Net asset value, end of period	$9.58	$9.84	$10.09
Total return (C)	0.93%	1.01%	3.00	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,077	$4,213	$1,910
Ratios to average net assets
Expenses, before waiver and reimbursement	2.91%	3.68%	6.31	% (E)
Expenses, net waiver and reimbursement	1.30%	1.30%	1.30	% (E)
Net investment income (loss), before waiver and reimbursement	1.67%	0.82%	(1.36	)% (E)
Net investment income, net waiver and reimbursement	3.27%	3.19%	3.66	% (E)
Portfolio turnover rate	41%	78%	19	% (D)

(A)	The Catalyst/Stone Beach Income Opportunity Fund Class A, Class C and Class I shares commenced operations on November 20, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2017	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Income (“Insider Income”)		High current income with low interest rate sensitivity
Catalyst/MAP Global Balanced (“Global Balanced”)	Managed Assets Portfolios, LLC (“MAP”)	Total return which consists of current income and capital appreciation
Catalyst/Princeton Floating Rate (“Floating Rate Income”)	Princeton Advisory Group, Inc. (“Princeton”)	High level of current income as is consistent with capital preservation long-term capital appreciation as a secondary objective.
Catalyst/Princeton Unconstrained Hedged Income (“Hedged Income”)	Princeton	Current income with a secondary objective of long-term capital appreciation with preservation of capital and low volatility
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors, Inc. (“SMH”)	High level of current income with capital appreciation as secondary objective
Catalyst/SMH Total Return Income (“Total Return Income”)	SMH	Total return which consists of current income and capital appreciation
Catalyst/Stone Beach Income Opportunity (“Income Opportunity”)	Stone Beach Investment Management, LLC	High current income with a secondary objective of capital appreciation

The Catalyst/MAP Global Balanced was formerly known as the Catalyst/MAP Global Total Return Income Fund. The Funds are registered as non-diversified except Global Balanced Fund and Floating Rate Income, which are diversified.

As of June 30, 2017, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Trust’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017, for each Fund’s assets and liabilities measured at fair value:

Insider Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,924,984	$—	$1,924,984
Convertible Bonds	—	185,744	—	185,744
Short-Term Investments	307,946	—	—	307,946
Total Assets	$307,946	$2,110,728	$—	$2,418,674

Global Balanced
Assets(a,b)	Level 1	Level 2	Level 3	Total
Closed-End Fund	$289,755	$—	$—	$289,755
Common Stock	14,755,273	—	—	14,755,273
Corporate Bonds	—	7,209,889	—	7,209,889
Short-Term Investments	2,361,041	—	—	2,361,041
Total Assets	$17,406,069	$7,209,889	$—	$24,615,958
Liabilities(a,b)
Call Options Written	$110,600	$—	$—	$110,600
Total Liabilities	$110,600	$—	$—	$110,600

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

Floating Rate Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$3,206,856	$—	$3,206,856
Collateralized Loan Obligations	—	2,678,633	—	2,678,633
Bank Loans	—	21,848,452	165,315	22,013,767
Common Stock	10,688	—	—	10,688
Total Assets	$10,688	$27,733,941	$165,315	$27,909,944

Hedged Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$523,961	$—	$—	$523,961
Common Stock	33,223	—	—	33,223
Corporate Bonds	—	1,017,121	—	1,017,121
U.S. Government Agency Obligations	—	49,727	—	49,727
Total Assets	$557,184	$1,066,848	$—	$1,624,032

High Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$6,425,052	$—	$6,425,052
Corporate Bonds	—	29,626,280	—	29,626,280
Short-Term Investments	4,249,775	—	—	4,249,775
Total Assets	$4,249,775	$36,051,332	$—	$40,301,107

Total Return Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$11,355,459	—	$—	$11,355,459
Exchanged Traded Funds	2,650,055	—	—	2,650,055
Convertible Bonds	—	1,732,620	—	1,732,620
Corporate Bonds	—	11,334,927	—	11,334,927
Short-Term Investments	1,358,643	—	—	1,358,643
Total Assets	$15,364,157	$13,067,547	$—	$28,431,704

Income Opportunity
Assets(a,b)	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$4,681,264	$—	$4,681,264
Private Collateralized Mort. Obligations	—	4,042	—	4,042
Short-Term Investments	587,614	—	—	587,614
Total Assets	$587,614	$4,685,306	$—	$5,272,920

The Funds did not hold any Level 3 securities during the period, with the exception of High Income and Total Return Income. A reconciliation used in determining Floating Rate Income’s, Hedged Income’s, High Income’s and Total Return Income’s Level 3 securities is shown in the Level 3 Input table below.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	There were no transfers into or out of Level 1 and Level 2 during the period. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

The following is a reconciliation for which Level 3 inputs were used in determining value:

	High Income	Total Return Income	Hedged Income
	Energy Conversion	Energy Conversion	Bonanza Creek
	Devices, Inc.	Devices, Inc.	Energy, Inc.
Beginning balance June 30, 2016	$0	$0	$0
Total realized gain/(loss)	—	—	—
Change in unrealized appreciation	—	—	—
Capital distribution	—	—	—
Tax basis adjustment	—	—	—
Net transfers in/(out) of Level 3	—	—	—
Ending balance June 30, 2017	$0	$0	$0

The total change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2017, was $0, $0 and $0, for High Income, Total Return Income and Hedged Income, respectively.

	Floating Rate Income	Floating Rate Income
	Connacher Oil and	Connacher Oil and
	Gas, 9% 5/23/18	Gas, 9% 8/31/18
Beginning balance June 30, 2016	$0	$0
Total realized gain/(loss)	—	—
Change in unrealized appreciation	—	—
Capital distribution	—	—
Tax basis adjustment	—	—
Net transfers in/(out) of Level 3	67,818	97,497
Ending balance June 30, 2017	$67,818	$97,497

Quantitative disclosures of unobservable inputs and assumptions used by Floating Rate Income, Hedged Income, High Income and Total Return Income are below.

Investments in Securities:

Floating Rate Income	Fair Value	Valuation Techniques	Unobservable Input
Corporate Bonds
Connacher Oil and Gas	$97,497	Similar Securities	Potential future cash payments
Connacher Oil and Gas	67,818
Total Fair Value Securities	$165,315

Hedged Income	Fair Value	Valuation Techniques	Unobservable Input
Corporate Bonds
Bonanza Creek Energy, Inc.	0	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$0

High Income	Fair Value	Valuation Techniques	Unobservable Input
Convertible Bonds
Energy Conversion Devices, Inc.	0	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$0

Total Return Income
Convertible Bonds
Energy Conversion Devices, Inc.	0	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$0

Fair value securities as a percent of net assets at June 30, 2017, were 0.7%, 0.0%, 0.0% and 0.0% for Floating Rate Income, Hedged Income, High Income and Total Return Income, respectively.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

b) Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options). For the year ended June 30, 2017, the Global Balanced and Income Opportunity invested in options.

A summary of option contracts written during the year ended June 30, 2017, were as follows:

Global Balanced	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	470	$50,940
Options written	480	71,518
Options covered	(110)	(10,885)
Options exercised	(351)	(45,022)
Options expired	(122)	(6,473)
Options outstanding, end of year	367	$60,078

Income Opportunity	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	3	1,038
Options covered	—	—
Options exercised	—	—
Options expired	(3)	(1,038)
Options outstanding, end of year	—	$—

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

futures contract was established, for short futures contracts. For the year ended June 30, 2017, only Income Opportunities invested in Futures Contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

TBA Commitments – In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Derivatives Risk. The use of derivative instruments, such as forwards, interest rate swaps, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2017, were as follows:

			Location of derivatives on Statements	Fair value of liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Global Balanced
	Call options written	Equity	Options written	$(110,600)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2017, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Balanced
	Options written	Equity	Net realized gain on options written	$6,473
	Options written	Equity	Net change in unrealized depreciation on options written	(61,948)
			Totals	$(55,475)
Income Opportunity
	Options purchased	Interest Rate	Net realized loss on options purchased	$(27,123)
	Options Written	Interest Rate	Net realized gain on options written	$1,038
	Futures	Interest Rate	Net realized gain on futures	41,421
	Futures	Interest Rate	Net change in unrealized appreciation on futures	2,984
			Totals	$18,320

At June 30, 2017 none of the Funds’ had derivative instruments outstanding. The notional value of derivative instruments can be found within the realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations, which serves as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2017:

				Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
	Counterparty	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Global Balanced
Description of Liability:
Options Written Contracts	Pershing	$110,600	(1)	$110,600	(2)	$—	$—
Total		$110,600		$110,600		$—	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c) Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d) Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2017, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2017, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2014-2016 for the Funds) or expected to be taken in 2017 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

e) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g) Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

h) Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Income	Monthly	Annually
Global Balanced	Quarterly	Annually
Floating Rate Income	Monthly	Annually
Hedged Income	Monthly	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually
Income Opportunity	Monthly	Annually

i) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

j) Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

k) Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Global Balanced and Total Return Income Fund. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Floating Rate Income, Hedged Income, High Income and Income Opportunity. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2017, there were CDSC fees of $2,073 paid by shareholders of the Global Balanced to the Manager. There were no CDSC fees paid by the shareholders of Insider Income, Floating Rate Income, Hedged Income, High Income, Total Return Income and Income Opportunity.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Insider Income	$2,002,949	$366,599
Global Balanced	10,174,862	11,796,149
Floating Rate Income	55,930,523	45,971,922
Hedged Income	11,378,693	10,210,577
High Income	38,160,464	32,752,709
Total Return Income	14,269,328	6,719,809
Income Opportunity	3,565,968	1,971,319

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

For the year ended June 30, 2017, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

							Management
							Fees Waived/	Recapture Expires
	Management	Expense Limitation					Expenses	June 30,
Fund	Agreement	Cl A	Cl C	Cl I		Expires	Reimbursed	2018	2019	2020
Insider Income	1.00%	1.00%	1.75%	0.75%	(1)	10/31/2018	$64,156	$67,228	$51,188	$64,156
Global Balanced	1.00%	1.55%	2.30%	1.25%		10/31/2018	47,794	41,030	51,349	47,794
Floating Rate Income	1.00%	1.35%	2.10%	1.10%		10/31/2018	105,951	100,602	102,943	105,951
Hedged Income	1.25%	1.55%	2.30%	1.30%		10/31/2018	71,681	64,112	56,553	71,681
High Income	1.00%	1.45%	2.20%	1.20%		10/31/2018	42,314	56,226	77,169	42,314
Total Return Income	1.00%	1.55%	2.30%	1.30%		10/31/2018	49,071	20,080	69,675	49,071
Income Opportunity	1.25%	1.55%	2.30%	1.30%		10/31/2018	71,302	76,561	76,225	71,302

(1)	The Expense limitation was 1.45%, 2.20% and 1.20% for Cl A, Cl C and Cl I , respectively through October 31, 2016.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $500 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The Lead Independent Trustee received $150 per quarter per Fund. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Catalyst Mutuals Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutuals Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2017 for management and chief compliance officer services accrued for the year are shown in the Statements of Operations under “Management services fees” and “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

During the years ended June 30, 2016 and June 30, 2017, the Floating Rate Income Fund had a NAV error which impacted the shareholders of the Fund. Related parties to the Fund reimbursed the Fund for the amount of the loss to the Fund. The reimbursement is included on the Statements of Changes in Net Assets under ‘Capital Contribution.’

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

For the year ended June 30, 2017, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Income	$2,347	$1,129
Global Balanced	33,522	69,451
Floating Rate Income	17,637	63,083
Hedged Income	185	7,674
High Income	54,899	127,441
Total Return Income	15,028	92,174
Income Opportunity	1,018	2,236

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2017 and June 30, 2016 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2017	Income	Capital Gains	Capital	Total
Catalyst Insider Income Fund	$24,843	$—	$—	$24,843
Catalyst/MAP Global Balanced Fund	405,535	519,546	—	925,081
Catalyst/Princeton Floating Rate Income Fund	1,049,385	—	—	1,049,385
Catalyst/Princeton Unconstrained Hedged Income Fund	51,340	—	—	51,340
Catalyst/SMH High Income Fund	2,540,829	—	—	2,540,829
Catalyst/SMH Total Return Income Fund	1,122,863	—	221,787	1,344,650
Catalyst/Stone Beach Income Opportunity Fund	100,473	—	58,650	159,123

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2016	Income	Capital Gains	Capital	Total
Catalyst Insider Income Fund	$18,295	$—	$—	$18,295
Catalyst/MAP Global Balanced Fund	240,529	52,769	—	293,298
Catalyst/Princeton Floating Rate Income Fund	1,813,250	—	333,985	2,147,235
Catalyst/Princeton Unconstrained Hedged Income Fund	64,908	—	—	64,908
Catalyst/SMH High Income Fund	2,363,397	—	—	2,363,397
Catalyst/SMH Total Return Income Fund	1,343,224	—	256,247	1,599,471
Catalyst/Stone Beach Income Opportunity Fund	83,527	—	22,615	106,142

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Income Fund	$378	$—	$—	$(37,545)	$—	$(10,302)	$(47,469)
Global Balanced Fund	58,595	—	—	—	—	2,070,836	2,129,431
Floating Rate Income Fund	1,232	—	(100,043)	(6,054,157)	—	(2,068,859)	(8,221,827)
Hedged Income Fund	17,239	—	—	—	(2,375)	(200,648)	(185,784)
High Income Fund	28,383	—	—	(27,737,729)	—	(5,738,668)	(33,448,014)
Total Return Income Fund	—	—	—	(16,287,966)	—	(5,535,873)	(21,823,839)
Income Opportunity Fund	—	—	(66,276)	(102,826)	—	71,508	(97,594)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, deemed dividend distributions, mark-to-market passive foreign investment companies, and adjustments for real estate investment trusts, bonds,

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

partnerships, business development companies. In addition, the amount listed under other book/tax differences is primarily attributable to the tax treatment of income derived from defaulted bonds. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Insider Income Fund	$—
Global Balanced Fund	—
Floating Rate Income Fund	—
Hedged Income Fund	—
High Income Fund	—
Total Return Income Fund	—
Income Opportunity Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Income Fund	$—
Global Balanced Fund	—
Floating Rate Income Fund	100,043
Hedged Income Fund	—
High Income Fund	—
Total Return Income Fund	—
Income Opportunity Fund	66,276

At June 30, 2017, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Catalyst Insider Income Fund	$37,545	$—	$37,545
Catalyst/MAP Global Balanced Fund	—	—	—
Catalyst/Princeton Floating Rate Income Fund	1,884,336	4,169,821	6,054,157
Catalyst/Princeton Unconstrained Hedged Income Fund	—	—	—
Catalyst/SMH High Income Fund	—	27,737,729	27,737,729
Catalyst/SMH Total Return Income Fund	1,114,547	15,173,419	16,287,966
Catalyst/Stone Beach Income Opportunity Fund	39,389	63,437	102,826

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and net operating losses, the reclassification of fund distributions, and adjustments for paydowns, defaulted bonds, passive foreign investment companies and, partnerships, resulted in reclassification for the following Funds for the year ended June 30, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gain (Loss)
Catalyst Insider Income Fund	$—	$—	$—
Catalyst/MAP Global Balanced Fund	2	(1,445)	1,443
Catalyst/Princeton Floating Rate Income Fund	—	—	—
Catalyst/Princeton Unconstrained Hedged Income Fund	—	985	(985)
Catalyst/SMH High Income Fund	—	—	—
Catalyst/SMH Total Return Income Fund	—	(301,403)	301,403
Catalyst/Stone Beach Income Opportunity Fund	(1)	56,810	(56,809)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2017, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Floating Rate	Income
Owner	Income	Opportunities	Insider Income
Charles Schwab & Co.(1)	30%
Carey and Company		31%
NFS.(1)			48%

(1)	These owners are comprised of multiple investors and accounts.

(6)	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Income Fund, Catalyst/MAP Global Balanced Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Income Fund, Catalyst/MAP Global Balanced Fund (formerly Catalyst/MAP Global Total Return Income Fund), Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund, (the “Funds”), each a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolios of investments, as of June 30, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian, brokers, and other appropriate parties, and performing other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position the Funds as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2017

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2017

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to Catalyst Intelligent Alternative Fund, Catalyst Insider Buying Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst Time Value Trading Fund, Catalyst/Auctos Multi Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, Catalyst Hedged Commodity Strategy Fund, and Catalyst Millburn Hedge Strategy Fund.

In connection with a regular meeting held on May 16 & 17, 2017, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement between the Trust and Catalyst Capital Advisors, LLC (the “Catalyst”), with respect to Catalyst Intelligent Alternative Fund, Catalyst Insider Buying Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst Time Value Trading Fund, Catalyst/Auctos Multi-Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, Catalyst Hedged Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund(each a “Fund” collectively the “Catalyst Renewal Funds”) (the “Management Agreement”).

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, the investment performance of each Catalyst Renewal Fund for the period ended February 28, 2017, Catalyst’s services to each Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Fund (“Catalyst 15(c) Response”).

Nature, Extent & Quality of Services. The Trustees reviewed the Catalyst 15c Response and Catalyst’s Form ADV, which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. The Trustees considered Catalyst’s duties under the terms of the management agreement. A representative of the advisor reviewed the services Catalyst provided to the Catalyst Renewal Funds and reviewed the procedures followed by Catalyst to supervise each Fund’s investment program and the investment decisions made by portfolio managers and sub-advisors, as applicable. The Trustees then discussed the experience of Catalyst’s senior personnel, including the personnel and their satisfaction with Catalyst’s chief compliance officer and chief risk officer. The Trust CCO confirmed that the advisor had appropriate and reasonably designed

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

compliance policies and procedures in place to prevent violations of the 1940 Act. The Trustees noted their familiarity with Catalyst and its long history of performance as advisor to Funds in the Trust. The Trustees acknowledged their discussion of the status of certain regulatory exams and litigation earlier in the Meeting. They noted their satisfaction with Catalyst’s thoughtful commentary on performance and proactive approach with Fund shareholders. The Independent Trustees concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the management agreement and that the nature, overall quality and extent of the management services provided by Catalyst to the Catalyst Renewal Funds were satisfactory.

Performance. The Trustees reviewed the performance of each Catalyst Renewal Fund relative to a peer group and its respective Morningstar category.

Catalyst Intelligent Alternative Fund. The Trustees noted that the Fund, which invested in other Catalyst alternative strategy funds, underperformed all benchmarks for the one year and since inception periods. They noted the Fund held a fairly concentrated portfolio with significant allocations to four Catalyst Funds, and acknowledged that the Fund’s performance issues were a derivative of the performance of the underlying funds. The Trustees were reassured of the advisor’s continued monitoring of the strategy and Fund performance, and noted that the Board would similarly continue to monitor the Fund, particularly in light of its small size. The Trustees concluded that they were satisfied with the Fund’s performance.

Catalyst Insider Buying Fund. The Trustees noted that the Fund outperformed the peer group and Morningstar Large Blend category for the since inception (July 29, 2011) period, and returned performance in line with the peer group for the 5 year period with returns of 10.11% for the Fund vs 10.90% for the peer group. They acknowledged that the Fund had experienced underperformance over the short term, but considered the advisor’s representation that the Fund’s exposure to energy company stocks in advance of the oil price drop negatively impacted the Fund’s performance. They concluded that the strong long-term returns were indicative of the advisor’s advisory skills over a full market cycle and agreed that performance was acceptable.

Catalyst Insider Income Fund. The Trustees noted that the Fund had performed well against the Morningstar Short-Term Bond category when high yield bonds performed well, and poorly against the category when high yield bonds were out of favor. They acknowledged that the Fund provided a unique portfolio that is a mix of short term and high yield bonds, and that a fully comparable peer group is, therefore, challenging to compose. The Trustees agreed that given the higher credit quality and lower risk profile of the portfolio, they were satisfied with the Fund’s performance.

Catalyst Insider Long/Short Fund. The Trustees noted that the advisor had expressed its dissatisfaction with the Fund’s performance and is actively looking for ways to improve performance, including possible changes to the portfolio management team. The Trustees acknowledged the Fund’s unfavorable performance but agreed that the advisor had shown an ability to respond to these issues in a manner aimed at improving performance and in line with the Board’s expectations.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

Catalyst Macro Strategy Fund. The Trustees noted that after a year of significant outperformance, the Fund trailed its benchmarks for the trailing one year due to significant and rapid movements in commodities. They acknowledged the Fund’s high volatility relative to the index, but noted that the advisor had previously shown an ability to rebound from a negative impact event, and was currently working to reduce the volatility inherent in the strategy. The Trustees reviewed the advisor’s risk mitigation efforts and the Fund’s strategy overall, and agreed that they were confident in Catalyst’s ability to provide improved performance in future periods.

Catalyst Hedged Futures Strategy Fund. The Trustees noted the Fund’s significant outperformance against all benchmarks for the 10 year and since inception periods, and outperformance against the peer group and Morningstar category for the 5 year period. They noted the Fund’s underperformance for the 1 year period, but acknowledged that Catalyst had acted proactively to respond to a potential rapid and substantial upswing in the market following the presidential election noting that these efforts dated back as far as the summer of 2016. They further noted that the Fund’s performance had begun to stabilize in recent months. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst Small-Cap Insider Buying Fund. The Trustees noted the Fund’s strong positive returns in all periods shown but acknowledged that it underperformed relative to its benchmark. They considered that the underperformance was not unexpected given the Fund’s focus on micro-cap stocks, which is different than the characteristics of the benchmark, and acknowledged that the Fund is not intended to track an index. A representative of the advisor explained that micro-cap stocks had lagged large cap stocks in recent years, and the advisor had reduced the Fund’s exposure to micro-cap stocks in response. The Trustees noted positively that the Fund’s performance more closely reflected its benchmarks during the trailing year. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst/Groesbeck Growth of Income Fund. The Trustees noted that the Fund outperformed its peer group and Morningstar category average for the one year period and provided positive returns in all periods shown. They acknowledged the Fund’s longer term underperformance relative to its benchmarks but agreed that this underperformance was not unexpected given the Fund’s conservative strategy and the robust market in recent periods. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst/MAP Global Equity Fund & Catalyst/MAP Global Balanced Fund. The Trustees noted that each MAP Fund outperformed, or performed in line with, the benchmarks for the 5 year and since inception periods. They considered that the Class I shares of each MAP Fund are rated 4 stars by Morningstar. The Trustees concluded that each Fund’s performance was acceptable.

Catalyst/SMH High Income Fund & Catalyst/SMH Total Return Income Fund. The Trustees noted each Fund’s longer term underperformance and considered the advisor’s representation that it was due to the Funds’ allocations to certain sectors. In particular, they noted each Fund’s allocation to the coal sector in 2015, and poor returns from lower rated bonds had negatively impacted each Fund’s performance over the longer term. They noted each Fund’s significant outperformance over the 1 year period. The Trustees concluded that each Fund’s performance was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

Catalyst Dynamic Alpha Fund. The Trustees noted the Fund’s outperformance in all periods over all benchmarks. They further noted that it had been rated a 5 star fund by Morningstar in each of the 28 months since it was eligible for a “star” ranking, and that it won a Lipper award in 2016. They considered that despite its strong performance, the Fund had struggled to raise assets in this challenging category. The Trustees concluded that the Fund’s performance was acceptable.

Catalyst/Lyons Tactical Allocation Fund. The Trustees noted that the Fund outperformed all benchmarks since inception and outperformed the peer group and Morningstar Tactical Allocation category for the 1 year period. They considered that despite the strong performance, the Fund had seen a decrease in assets. The Trustees concluded that they had confidence in the advisor to monitor the sub-advisor and continue to provide strong returns, and encouraged the advisor to continue to focus on not only performance but also opportunities to enhance distribution efforts.

Catalyst Buyback Strategy Fund. The Trustees noted that the Fund outperformed its peer group over the 1 year and since inception periods, and reasonably in line with its Morningstar category. They acknowledged the Fund’s underperformance relative to the S&P 500 Index noting that such underperformance was not unexpected given the Index composition of large cap stocks versus the Fund’s exposure to stocks regardless of capitalization. They further noted that a representative of the advisor explained that the Fund’s strategy emphasized value, and value had underperformed since the inception of the Fund. The Trustees considered that the Fund’s sub-advisor recently resigned, but that the advisor had been able to continue managing the Fund using the same quant models to the benefit of shareholders. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Princeton Floating Rate Income Fund. The Trustees noted that the Fund outperformed all benchmarks for the one year period, and its returns were in line with, albeit lower than, the peer group and Morningstar Bank Loan category since inception. The Trustees noted the Fund’s outperformance relative to its index since inception and concluded that they were satisfied with the Fund’s performance.

Catalyst/Princeton Unconstrained Hedged Income Fund. The Trustees acknowledged the Fund’s strong performance particularly over the last year and agreed that the advisor provided returns in line with their expectations. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Stone Beach Income Opportunity Fund. The Trustees noted that the Fund’s performance was in line with the Morningstar Non-Traditional Bond category and its benchmark index for the since inception period, and that the Fund outperformed the index for the 1 year period, while significantly trailing the peer group and Morningstar category. The Trustees considered that the advisor remained confident in the sub-advisor; an organization with high quality personnel and a long track record. They considered that the Fund held primarily hedged asset backed and mortgage backed securities, and that it had done well against its index. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst Time Value Trading Fund. The Trustees noted that the Fund recovered strongly and significantly outperformed its peer group and Morningstar category average following a difficult

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

fiscal year. They considered that the advisor expects the Fund will continue to extend its improved performance. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Auctos Multi-Strategy Fund. The Trustees considered the Fund’s positive 5 year and since inception returns, and noted that it outperformed the Morningstar category average since inception. They agreed that the Morningstar category was a good comparison for the Fund and were pleased to see the Fund performing in line with the category for the 1 and 5 year periods. They acknowledged the relative underperformance during the recent 1 year noting the advisor’s explanation that such underperformance was due to challenges in commodity and financial futures markets. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst Hedged Commodity Strategy Fund. The Trustees noted that the Fund outperformed its peer group and Morningstar categories for the since inception period. They agreed the Fund further exhibited strong performance in its outperformance of the peer group and Morningstar Managed Futures category for the one year period. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Millburn Hedged Strategy Fund. The Trustees agreed that the Fund had performed well, particularly over the 1 year period, as both the equity and managed futures components of the Fund’s portfolio had yielded favorable returns. Trustees determined they were satisfied with the Fund’s performance.

Catalyst IPOx Allocation Fund. The Trustees noted that the Fund significantly outperformed each of its benchmarks for the trailing year due, in part, to the advisor’s emphasis on momentum stocks. They concluded that they were satisfied with the Fund’s performance.

Catalyst MLP & Infrastructure Fund. The Trustees noted that the Fund had shown strong performance following a difficult initial year. They noted the Fund was ranked in the top 1% of its peer group for the trailing 1 year period. It was the consensus of the Board that it recognized the volatility inherent in the Fund’s strategy and agreed that long term shareholders are being rewarded for their patience and long term view. They concluded that they were satisfied with the Fund’s performance.

Fees & Expenses. The Trustees reviewed the advisory fees for each Catalyst Renewal Fund, and the fees charged by peer group and Morningstar category funds. They noted that some of the Catalyst Renewal Funds had an advisory fee that was the highest or tied for the highest among its respective peer group.

With respect to the Catalyst Intelligent Alternative Fund, they noted that although the stated advisory fee was 1.50%, Catalyst had contractually agreed to limit the Fund’s total fees to 0.35% in connection with a change to a fund-of-funds structure. As to the Catalyst Insider Income Fund, the Trustees agreed that the Fund was not a typical income fund and that the partial waiver of the 1.00% advisory fee down to 0.75% made the effective advisory fee very competitive. The Trustees considered the significant variation in fees among the Catalyst Hedged Futures Strategy Fund’s Morningstar category noting that some funds in the category had lower stated advisory fees but significantly higher

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

acquired fund fees and expenses and other expenses related to use of swaps, thereby making total expenses higher than those of the Fund. The Trustees agreed that the unique strategy of the Catalyst Small-Cap Insider Buying Fund with a research intensive “insider buying” component justified the higher than average advisory fee. The Trustees noted that although the SMH High Income Fund’s advisory fee was the highest in its advisor selected peer group, it was within the range of fees charged by funds in its Morningstar category. With respect to Princeton Floating Rate, they acknowledged that the advisory fee was the highest in its peer group and tied for the highest in the Morningstar category, but noted the Fund’s small size relative to its peers and that its net expense ratio was within the range of its peers and Morningstar category.

The Trustees discussed the allocation of fees between Catalyst and each sub-advisor relative to its respective duties and other factors, and agreed that the allocation of fees between Catalyst and each sub-advisor was appropriate. In considering the strategy, range of fees within each category, and noting the significant range in fees in each category, the size of the Funds, and in recognition of the unique strategies offered by many of the Catalyst Renewal Funds, the Board determined that the advisory fees were, in each case, not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Catalyst Renewal Fund. With respect to the Catalyst Insider Buying Fund, the Trustees noted the advisor realized significant profitability in connection with its relationship with the Fund, but noted that in recent months the Fund had significant asset loss and the advisor’s profit margins had been reduced as a result. As to Catalyst Macro Strategy Fund and Catalyst Small-Cap Insider Buying Fund, they noted that the advisor made no expense allocation for the compensation of the Funds’ primary portfolio manager, and acknowledged that had such an allocation been made, the profit margin would have been significantly lower. The Trustees noted that Catalyst Hedged Futures Strategy Fund had similarly had a significant reduction in assets in recent months resulting in the advisor’s previously strong profit being reduced. With respect to Catalyst/Millburn Hedged Strategy Fund, the Trustees noted the advisor had enjoyed strong profits in terms of actual dollars in the prior year and had invested a significant amount of its legitimate profits back into the business through the addition of new staff and other enhancements, to the benefit of shareholders.

The Trustees noted that the advisor realized a loss in connection with its relationship with each of the Catalyst Intelligent Alternative Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, and Catalyst IPOX Allocation Fund. They considered that for each Fund, no compensation for the advisor’s principals and primary portfolio management team was allocated or included in the per Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that the advisor’s profitability with respect to each Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the management agreement did not contain breakpoints that reduced the fee rate on assets above specified levels but that the expense caps were benefitting shareholders of most of the Funds. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Catalyst Renewal Funds and their shareholders if a Fund experienced a substantial growth in assets. However,

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

the Trustees recognized that the Catalyst Renewal Funds had not yet reached asset levels where Catalyst could realize significant economies of scale. The Trustees noted that they would revisit the matter of breakpoints at the next renewal of the management agreement.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the management agreement was in the best interests of the shareholders of each Catalyst Renewal Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Balanced Fund

In connection with a meeting held on May 16 & 17, 2017 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Equity Fund and Catalyst/MAP Balanced Fund (collectively the “MAP Funds”) (the “Sub-Advisory Agreement”).

The Trustees reviewed MAP’s responses to a series of questions regarding, among other things, MAP’s services provided to the Fund, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds (“MAP 15(c) Response”).

Nature, Extent, and Quality of Services. The Trustees reviewed the MAP 15(c) Response, which provided an overview of the services provided by the sub-advisor, information regarding the firm’s personnel, and an update of material matters impacting its compliance and litigation record. The Trustees discussed MAP’s experienced personnel noting their long tenure with the sub-advisor. The Trustees noted that there were no compliance, regulatory or litigation issues reported. The Trust CCO confirmed that the sub-advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. After further discussion, the Trustees concluded that MAP had the potential to continue to provide a level of service consistent with the Trustees’ expectations.

Performance. The Trustees reviewed the performance of each MAP Fund relative to a peer group and its respective Morningstar category. The Trustees noted that each MAP Fund outperformed or was in line with all benchmarks for the 5 year and since inception periods. They considered that the Class I shares of each MAP Fund were rated 4 stars by Morningstar, and that a representative of Catalyst had indicated the advisor’s confidence in the sub-advisor. The Trustees considered that the MAP Funds typically perform well when markets are flat or declining and underperform during strong bull markets but, overall, have outstanding risk adjusted returns over time. The Trustees concluded that each MAP Fund’s performance was acceptable.

Fees and Expenses. The Trustees noted the advisor charged an advisory fee of 1.00% for the Catalyst/MAP Global Balanced Fund and for the Catalyst/MAP Global Equity Fund, and that 50% of each MAP Fund’s net advisory fee was paid to the sub-advisor as a sub-advisory fee. The Trustees considered a comparison of the maximum sub-advisory fee to the fees charged by MAP to the other accounts it manages, and noted that the fee it received in connection with its relationship with each MAP Fund was significantly less than what it received from other clients. The Trustees discussed the allocation of fees between the advisor and the sub-advisor relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

and sub-advisor was appropriate. The Trustees concluded that the sub-advisory fee received by MAP for each MAP Fund was reasonable.

Profitability. The Trustees considered the sub-advisor’s profitability in connection with its relationship with the Funds. They further noted that the sub-advisor reported modest profits in terms of both the percentage of the sub-advisory fees retained as profit, and the actual dollar figure reflected in those percentages from its services to each MAP Fund. They further noted that the sub-advisor reported a net loss in connection with its services to each MAP Fund. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with the MAP Funds was not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from MAP as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between Catalyst and MAP, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the sub-advisory agreement was in the best interests of the Catalyst/MAP Global Equity Fund and the Catalyst/MAP Balanced Income Fund and the shareholders of each MAP Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee, M3Sixty Funds Trust since 2016.

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, Thomas Lloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/17) and held for the entire period through 06/30/17.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/17	Value 06/30/17	During Period *	Value 06/30/17	During Period *

Catalyst Insider Income Fund - Class A	1.00%	$1,000.00	$1,008.00	$4.98	$1,019.84	$5.01
Catalyst Insider Income Fund - Class C	1.75%	1,000.00	1,003.90	8.70	1,016.12	8.75
Catalyst Insider Income Fund - Class I	1.25%	1,000.00	1,009.10	6.23	1,018.60	6.26
Catalyst/MAP Global Balanced Fund - Class A	1.55%	1,000.00	1,069.20	7.95	1,017.11	7.75
Catalyst/MAP Global Balanced Fund - Class C	2.30%	1,000.00	1,065.80	11.78	1,013.39	11.48
Catalyst/MAP Global Balanced Fund - Class I	1.25%	1,000.00	1,070.50	6.42	1,018.60	6.26
Catalyst/Princeton Floating Rate Income Fund - Class A	1.35%	1,000.00	1,016.50	6.75	1,018.10	6.76
Catalyst/Princeton Floating Rate Income Fund - Class C	2.10%	1,000.00	1,012.90	10.48	1,014.38	10.49
Catalyst/Princeton Floating Rate Income Fund - Class I	1.10%	1,000.00	1,018.90	5.51	1,019.34	5.51
Catalyst/Princeton Unconstrained Hedged Income Fund - Class A	1.55%	1,000.00	957.00	7.52	1,017.11	7.75
Catalyst/Princeton Unconstrained Hedged Income Fund - Class C	2.30%	1,000.00	954.50	11.15	1,013.39	11.48
Catalyst/Princeton Unconstrained Hedged Income Fund - Class I	1.30%	1,000.00	958.10	6.31	1,018.35	6.51
Catalyst/SMH High Income Fund - Class A	1.45%	1,000.00	1,037.40	7.32	1,017.60	7.25
Catalyst/SMH High Income Fund - Class C	2.20%	1,000.00	1,030.90	11.08	1,013.88	10.99
Catalyst/SMH High Income Fund - Class I	1.20%	1,000.00	1,038.70	6.07	1,018.84	6.01
Catalyst/SMH Total Return Income Fund - Class A	1.55%	1,000.00	1,084.80	8.01	1,017.11	7.75
Catalyst/SMH Total Return Income Fund - Class C	2.30%	1,000.00	1,080.90	11.87	1,013.39	11.48
Catalyst/SMH Total Return Income Fund - Class I	1.30%	1,000.00	1,086.20	6.72	1,018.35	6.51
Catalyst/Stone Beach Income Opportunity Fund - Class A	1.55%	1,000.00	1,005.80	7.71	1,017.11	7.75
Catalyst/Stone Beach Income Opportunity Fund - Class C	2.30%	1,000.00	1,002.90	11.42	1,013.39	11.48
Catalyst/Stone Beach Income Opportunity Fund - Class I	1.30%	1,000.00	1,007.10	6.47	1,018.35	6.51

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

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MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
Catalyst Insider Income	12,250	12,250
Catalyst/MAP Global Balanced Fund	12,750	12,750
Catalyst/Princeton Floating Rate Income Fund	12,250	12,250
Catalyst/Princeton Unconstrained Hedged Income Fund	12,250	12,250
Catalyst/SMH High Income Fund	12,250	12,250
Catalyst/SMH Total Return Income Fund	12,250	12,250
Catalyst/Stone Beach Income Opportunity Fund	12,500	12,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
Catalyst Insider Income	2,000	2,000
Catalyst/MAP Global Balanced Fund	2,000	2,000
Catalyst/Princeton Floating Rate Income Fund	2,000	2,000
Catalyst/Princeton Hedged Income Fund	2,000	2,000
Catalyst/SMH High Income Fund	2,000	2,000
Catalyst/SMH Total Return Income Fund	2,000	2,000
Catalyst/Stone Beach Income Opportunity Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2017, and 2016 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2017 and 2016, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 08, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 08, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: September 08, 2017